April 30, 2004

 Prospectuses

 NML Variable Annuity Account C

   [PICTURE]

Group Combination Annuity Contracts for Retirement Plans of Self-Employed Persons and Their Employees

Northwestern Mutual Series Fund Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
(414) 271-1444

www.northwesternmutual.com

90-1896  (03/86)(Rev. 0404)
                                                             [LOGO APPEARS HERE]

PROSPECTUS

NML Variable Annuity Account C

Group Combination Annuity Contracts
This prospectus describes group combination annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") for use in connection with plans and trusts meeting the requirements of Sections 401 or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Such plans, which are popularly called "HR-10 Plans", afford certain federal income tax benefits to self-employed individuals and to employees and their beneficiaries.

The Contracts provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries ("Annuitants"). You may accumulate funds on a variable or fixed or combination basis. We will pay retirement benefits in a lump sum or under a variable or fixed annuity payment plan. Annuity benefits are described in individual certificates issued to Annuitants.

We fund variable accumulations and retirement benefits through NML Variable Annuity Account C (the "Account"), our separate account. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions. The Account has twenty-four Divisions. You may direct how net considerations are allocated among the Divisions.

We use NML Variable Annuity Account C (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the eighteen portfolios of Northwestern Mutual Series Fund, Inc., the Fidelity Mid Cap Portfolio, and the five Russell Investment Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth, Franklin Templeton International Equity, AllianceBernstein Mid Cap Value, Index 400 Stock, Janus Capital Appreciation, Growth Stock, Large Cap Core Stock, Capital Guardian Domestic Equity, T. Rowe Price Equity Income, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond, Select Bond, and Money Market. Fidelity VIP Mid Cap Portfolio, Russell Investment Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Core Bond, Real Estate Securities.

The Account has 24 Divisions that correspond to the 19 Portfolios and 5 Funds in which you may invest. The Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See "Expense Table", p. 3, and "Deductions", p. 20.)

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number 1-888-455-2232. You will find the table of contents for the Statement of Additional Information following page 21 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus and the Statement of Additional Information is April 30, 2004.

                                                           Account C Prospectus

Contents for this Prospectus

                                                         Page
                                                         ----
                  PROSPECTUS............................   1
                   NML Variable Annuity Account C.......   1
                   Group Combination Annuity Contracts..   1
                  INDEX OF SPECIAL TERMS................   3
                   Penalty Tax on Premature Payments....   3
                  EXPENSE TABLE.........................   3
                   Annual Fund Operating Expenses.......   4
                  ACCUMULATION UNIT VALUES..............   8
                  THE COMPANY...........................  13
                  NML VARIABLE ANNUITY ACCOUNT C........  13
                  THE FUNDS.............................  14
                  THE CONTRACTS.........................  16
                   Unallocated Group Annuity Contracts..  16
                   Purchase Payments Under the Contracts  16
                     Amount and Frequency...............  16
                     Application of Purchase Payments...  16
                   Net Investment Factor................  16
                   Benefits Provided Under the Contracts  17
                     Surrender or Withdrawal Value......  17
                     Retirement Benefits................  17
                   Variable Payment Plans...............  17

                                                            Page
                                                            ----
                   Description of Payment Plans............  17
                   Amount of Annuity Payments..............  17
                   Assumed Investment Rate.................  18
                 Additional Information....................  18
                   Transfers Between Divisions and Payment
                     Plans.................................  18
                 Owners of the Contracts...................  18
                 Deferment of Benefit Payments.............  18
                 Dividends.................................  18
                 Substitution and Change...................  19
                 Amendments and Termination................  19
                 Financial Statements......................  19
                FEDERAL INCOME TAXES.......................  19
                 Contribution Limits.......................  19
                 Taxation of Contract Benefits.............  19
                   Minimum Distribution Requirement........  20
                 Taxation of Northwestern Mutual...........  20
                DEDUCTIONS.................................  20
                DISTRIBUTION OF THE CONTRACTS..............  21
                CONTRACTS ISSUED PRIOR TO JANUARY 1,
                  1992.....................................  21

 The Table of Contents for the Statement of Additional Information appears on the page following page 21 of this prospectus.

Account C Prospectus

Index of Special Terms

The following special terms used in this prospectus are discussed at the pages indicated.

                       Term                          Page
                       ----                          ----
                       Accumulation Unit............  16
                       Annuity (or Annuity Payments)  17
                       Net Investment Factor........  16
                       Surrender or Withdrawal Value  17

                               Term          Page
                               ----          ----
                               Annuitant....  17
                               Owner........  18
                               Payment Plans  17

Penalty Tax on Premature Payments Premature payment of benefits under an annuity contract may cause a penalty tax to be incurred. (See "Taxation of Contract Benefits", p. 19.)

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Account divisions. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual fund operating expenses which are shown in the table on the following page.

Expense Table

Front Load Contract

           Transaction Expenses for Contractowners
           Maximum Sales Load (as a percentage of purchase
            payments)..........................................  4.5%
           Installation Fee....................................  None
           Maximum Transfer Charge (up to 12 transfers per year
            guaranteed free; all transfer charges currently
            waived)............................................ $  25

             Annual Expenses of the Account
              (as a percentage of assets)
             Current Mortality and Expense Risk Fees*....... 0.65%
             Maximum Mortality and Expense Risk Fees*....... 1.00%
             Other Expenses.................................  None
                                                             -----
             Total Current Separate Account Annual Expenses* 0.65%
             Total Maximum Separate Account Annual Expenses* 1.00%

        ---------------------------------------------------------------

Simplified Load Contract

           Transaction Expenses for Contractowners
           Maximum Sales Load (as a percentage of purchase
            payments)..........................................  None
           Installation Fee.................................... $ 750
           Maximum Transfer Charge (up to 12 transfers per year
            guaranteed free; all transfer charges currently
            waived)............................................ $  25

             Annual Expenses of the Account
              (as a percentage of assets)
             Current Mortality and Expense Risk Fees*....... 1.25%
             Maximum Mortality and Expense Risk Fees*....... 1.50%
             Other Expenses.................................  None
                                                             -----
             Total Current Separate Account Annual Expenses* 1.25%
             Total Maximum Separate Account Annual Expenses* 1.50%

* We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to waive the mortality and expense risk fees to a maximum annual rate of 1.00% for the Front-Load Contract and 1.50% for the Simplified-Load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the mortality and expense risk fees as well as other Contract terms. See "Amendments and Termination", p. 19.

                                                           Account C Prospectus

Annual Fund Operating Expenses

This table describes the fees and expenses for the Portfolios and Funds that you will pay daily during the time that you own the Contract. The table shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2003. Information for the Russell Investment Funds has been restated to reflect current fee waivers and expense reimbursement as set forth in the footnotes for those funds. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

              Charge                               Minimum Maximum
              ------                               ------- -------
              Total Annual Fund Operating Expenses  0.20%   1.41%

                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.58%     0.01%      --   0.59%          0.59%
  T. Rowe Price Small Cap Value Portfolio/(a)/......   0.85%     0.05%      --   0.90%          0.90%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%      --   0.52%          0.52%
  International Growth Portfolio/(b)/...............   0.75%     0.50%      --   1.25%          1.10%
  Franklin Templeton International Equity Portfolio.   0.67%     0.07%      --   0.74%          0.74%
  AllianceBernstein Mid Cap Value Portfolio/(c)/....   0.85%     0.09%      --   0.94%          0.94%
  Index 400 Stock Portfolio.........................   0.25%     0.02%      --   0.27%          0.27%
  Janus Capital Appreciation Portfolio/(d)/.........   0.80%     0.10%      --   0.90%          0.90%
  Growth Stock Portfolio............................   0.42%     0.01%      --   0.43%          0.43%
  Large Cap Core Stock Portfolio....................   0.45%     0.01%      --   0.46%          0.46%
  Capital Guardian Domestic Equity Portfolio/(e)/...   0.65%     0.02%      --   0.67%          0.67%
  T. Rowe Price Equity Income Portfolio/(f)/........   0.65%     0.12%      --   0.77%          0.75%
  Index 500 Stock Portfolio.........................   0.20%     0.00%      --   0.20%          0.20%
  Asset Allocation Portfolio/(g)/...................   0.59%     0.14%      --   0.73%          0.73%
  Balanced Portfolio................................   0.30%     0.00%      --   0.30%          0.30%
  High Yield Bond Portfolio.........................   0.49%     0.03%      --   0.52%          0.52%
  Select Bond Portfolio.............................   0.30%     0.00%      --   0.30%          0.30%
  Money Market Portfolio/(h)/.......................   0.30%     0.00%      --   0.30%          0.00%

Fidelity VIP Mid Cap Portfolio......................   0.58%     0.12%   0.25%   0.95%          0.95%

Russell Investment Funds
  Multi-Style Equity Fund/(j)/......................   0.78%     0.17%      --   0.95%          0.87%
  Aggressive Equity Fund/(k)/.......................   0.95%     0.31%      --   1.26%          1.06%
  Non-U.S. Fund/(l)/................................   0.95%     0.46%      --   1.41%          1.16%
  Core Bond Fund/(m)/...............................   0.60%     0.18%      --   0.78%          0.71%
  Real Estate Securities Fund/(n)/..................   0.85%     0.10%      --   0.95%          0.95%

/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.
/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.
/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.

Account C Prospectus

/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.59% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(h)/Money Market Portfolio MSA has voluntarily waived its management fee since December 2, 2002. Taking the fee waiver into account the total operating expenses were 0.00% of the average net assets of the Money Market Portfolio.
/(j)/Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
     Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.
/(k)/Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.
/(l)/Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.
/(m)/Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.
/(n)/Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.


                                                           Account C Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, separate account annual expenses, and fees and expenses for the Portfolios of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds (the "Portfolios and Funds"). The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios and Funds as shown in the Table on page 4. Your actual costs may be higher or lower, based on these assumptions.

EXAMPLE

Front Load Contract--The plan would pay the following expenses on each $10,000 investment, assuming 5% annual return:

                                             1 Year       3 Years 5 Years 10 Years
                                             ------       ------- ------- --------
  Northwestern Mutual Series Fund, Inc.
    Small Cap Growth Stock.................. $571         $  826  $1,100   $1,882
    T. Rowe Price Small Cap Value........... $601         $  917  $1,257   $2,212
    Aggressive Growth Stock................. $564         $  805  $1,065   $1,806
    International Growth.................... $620         $  976  $1,388   $2,535
    Franklin Templeton International Equity. $585         $  870  $1,176   $2,043
    AllianceBernstein Mid Cap Value......... $604         $  929  $1,277   $2,254
    Index 400 Stock......................... $540         $  730  $  936   $1,530
    Janus Capital Appreciation.............. $601         $  917  $1,257   $2,212
    Growth Stock............................ $555         $  778  $1,019   $1,708
    Large Cap Core Stock.................... $558         $  787  $1,034   $1,741
    Capital Guardian Domestic Equity........ $578         $  849  $1,141   $1,969
    T. Rowe Price Equity Income............. $586         $  873  $1,181   $2,066
    Index 500 Stock......................... $533         $  709  $  900   $1,452
    Asset Allocation........................ $584         $  867  $1,171   $2,033
    Balanced................................ $543         $  739  $  952   $1,564
    High Yield Bond......................... $564         $  805  $1,065   $1,806
    Select Bond............................. $543         $  739  $  952   $1,564
    Money Market............................ $513         $  649  $  796   $1,224

  Fidelity VIP Mid Cap Portfolio............ $605         $  932  $1,282   $2,265

  Russell Investment Funds
    Multi-Style Equity...................... $598         $  922  $1,272   $2,256
    Aggressive Equity....................... $615         $  997  $1,410   $2,560
    Non-U.S................................. $625         $1,034  $1,478   $2,705
    Core Bond............................... $581         $  872  $1,187   $2,077
    Real Estate Securities.................. $605         $  932  $1,282   $2,265

Account C Prospectus

Simplified Load Contract--The plan would pay the following expenses on each $10,000 investment, assuming 5% annual return:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $198   $589   $1,005   $2,167
     T. Rowe Price Small Cap Value...........  $229   $683   $1,164   $2,491
     Aggressive Growth Stock.................  $191   $568   $  969   $2,093
     International Growth....................  $249   $744   $1,298   $2,808
     Franklin Templeton International Equity.  $213   $635   $1,083   $2,325
     AllianceBernstein Mid Cap Value.........  $233   $695   $1,184   $2,532
     Index 400 Stock.........................  $166   $491   $  839   $1,822
     Janus Capital Appreciation..............  $229   $683   $1,164   $2,491
     Growth Stock............................  $182   $540   $  923   $1,996
     Large Cap Core Stock....................  $185   $549   $  938   $2,028
     Capital Guardian Domestic Equity........  $206   $614   $1,047   $2,252
     T. Rowe Price Equity Income.............  $214   $638   $1,088   $2,348
     Index 500 Stock.........................  $159   $469   $  802   $1,744
     Asset Allocation........................  $212   $632   $1,077   $2,315
     Balanced................................  $169   $500   $  855   $1,855
     High Yield Bond.........................  $191   $568   $  969   $2,093
     Select Bond.............................  $169   $500   $  855   $1,855
     Money Market............................  $138   $407   $  697   $1,521

   Fidelity VIP Mid Cap Portfolio............  $234   $699   $1,189   $2,542

   Russell Investment Funds
     Multi-Style Equity......................  $226   $688   $1,180   $2,534
     Aggressive Equity.......................  $244   $765   $1,320   $2,832
     Non-U.S.................................  $254   $803   $1,388   $2,975
     Core Bond...............................  $209   $637   $1,093   $2,358
     Real Estate Securities..................  $234   $699   $1,189   $2,542

Note: The purchase payments for either a Front-Load Contract or a Simplified-Load Contract must reach a total minimum amount of $25,000 during the first Contract year. The installation fee of $750 is divided between the funds for the Simplified-Load fee table. The numbers above must be multiplied by 2.5 to find the expenses for a Front-Load Contract or a Simplified-Load Contract of this minimum size.

The purpose of the table above is to assist you in understanding the expenses paid by the Account and the Portfolios and Funds borne by investors in the Contracts. The sales load for a front-load Contract depends on the amount of cumulative purchase payments. For both Contracts an annual administration fee of $150 applies if the Contract value is less than $25,000 on the Contract anniversary. The table does not include any expenses for premium taxes. We currently make no charges for premium taxes. See "Deductions", p. 20 for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 2003 operations for the Portfolios and their predecessors and the Funds. Expenses for the T. Rowe Price Small Cap Value, International Growth, AllianceBernstein Mid Cap Value, Janus Capital Appreciation, Capital Guardian Domestic Equity, T. Rowe Price Equity Income and Asset Allocation Portfolios and for each of the Russell Investment Funds reflect fee waivers and expense reimbursements that the Portfolios' and Fund's advisers have voluntarily agreed to make for the year 2004. These may be changed in future years without notice. The expenses shown in the table reflect an assumption that the fee waivers and expense reimbursements will continue for the periods shown. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure on page 4.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

                                                           Account C Prospectus

Accumulation Unit Values
Contracts Issued After December 31, 1991

Northwestern Mutual Series Fund, Inc.

                                                                                     December 31
                                         -------------------------------------------------------------------------------
                                           2003      2002      2001      2000      1999      1998      1997      1996
                                         --------- --------- --------- --------- --------- --------- --------- ---------
Small Cap Growth Stock Division
  Front Load Version/(a)/
   Accumulation Unit Value..............    $2.013    $1.522    $1.878    $1.965    $1.853        --        --        --
   Number of Units Outstanding..........   180,958   196,887   267,151   326,150    73,643        --        --        --
  Simplified Load Version/(a)/
   Accumulation Unit Value..............    $1.957    $1.489    $1.848    $1.945    $1.846        --        --        --
   Number of Units Outstanding..........   846,804   752,922 1,067,072 1,197,387   360,069        --        --        --
T. Rowe Price Small Cap Value
  Division
  Front Load Version/(c)/
   Accumulation Unit Value..............    $1.278     $.952    $1.015        --        --        --        --        --
   Number of Units Outstanding..........   154,573   107,346     6,843        --        --        --        --        --
  Simplified Load Version/(c)/
   Accumulation Unit Value..............    $1.260     $.944    $1.012        --        --        --        --        --
   Number of Units Outstanding..........   427,709   319,123   140,648        --        --        --        --        --
Aggressive Growth Stock Division
  Front Load Version
   Accumulation Unit Value..............    $2.924    $2.360    $3.013    $3.785    $3.588    $2.512    $2.350    $2.078
   Number of Units Outstanding..........   784,337   971,915 1,500,880 2,114,652 2,776,961 2,921,309 3,169,006 3,197,341
  Simplified Load Version
   Accumulation Unit Value..............    $4.319    $3.507    $4.504    $5.692    $5.428    $3.822    $3.598    $3.200
   Number of Units Outstanding.......... 1,741,788 2,894,768 5,014,536 6,384,710 6,707,103 8,671,088 8,989,193 7,872,553
International Growth Division
  Front Load Version/(c)/
   Accumulation Unit Value..............    $1.087     $.787     $.904        --        --        --        --        --
   Number of Units Outstanding..........    26,435     6,864        --        --        --        --        --        --
  Simplified Load Version/(c)/
   Accumulation Unit Value..............    $1.071     $.780     $.901        --        --        --        --        --
   Number of Units Outstanding..........    92,224    50,699    24,665        --        --        --        --        --
Franklin Templeton International
  Equity Division
  Front Load Version
   Accumulation Unit Value..............    $2.306    $1.653    $2.014    $2.357    $2.391    $1.958    $1.881    $1.686
   Number of Units Outstanding..........   501,464   533,156 1,089,643 1,653,777 2,301,771 2,807,888 3,021,349 2,709,249
  Simplified Load Version
   Accumulation Unit Value..............    $2.163    $1.560    $1.912    $2.251    $2.298    $1.893    $1.829    $1.649
   Number of Units Outstanding.......... 1,711,888 2,177,641 3,669,875 4,672,038 5,480,221 6,652,248 7,247,144 5,703,032
AllianceBernstein Mid Cap Value Division
  Front Load Version/(d)/
   Accumulation Unit Value..............    $1.326        --        --        --        --        --        --        --
   Number of Units Outstanding..........   161,167        --        --        --        --        --        --        --
  Simplified Load Version/(d)/
   Accumulation Unit Value..............    $1.321        --        --        --        --        --        --        --
   Number of Units Outstanding..........    10,599        --        --        --        --        --        --        --

                                         --------------------
                                           1995      1994
                                         --------- ---------
Small Cap Growth Stock Division
  Front Load Version/(a)/
   Accumulation Unit Value..............        --        --
   Number of Units Outstanding..........        --        --
  Simplified Load Version/(a)/
   Accumulation Unit Value..............        --        --
   Number of Units Outstanding..........        --        --
T. Rowe Price Small Cap Value
  Division
  Front Load Version/(c)/
   Accumulation Unit Value..............        --        --
   Number of Units Outstanding..........        --        --
  Simplified Load Version/(c)/
   Accumulation Unit Value..............        --        --
   Number of Units Outstanding..........        --        --
Aggressive Growth Stock Division
  Front Load Version
   Accumulation Unit Value..............    $1.777    $1.284
   Number of Units Outstanding.......... 2,242,402 1,206,187
  Simplified Load Version
   Accumulation Unit Value..............    $2.753    $2.001
   Number of Units Outstanding.......... 5,316,689 3,503,170
International Growth Division
  Front Load Version/(c)/
   Accumulation Unit Value..............        --        --
   Number of Units Outstanding..........        --        --
  Simplified Load Version/(c)/
   Accumulation Unit Value..............        --        --
   Number of Units Outstanding..........        --        --
Franklin Templeton International
  Equity Division
  Front Load Version
   Accumulation Unit Value..............    $1.402    $1.232
   Number of Units Outstanding.......... 2,009,228 1,453,091
  Simplified Load Version
   Accumulation Unit Value..............    $1.380    $1.220
   Number of Units Outstanding.......... 3,972,573 2,764,466
AllianceBernstein Mid Cap Value Division
  Front Load Version/(d)/
   Accumulation Unit Value..............        --        --
   Number of Units Outstanding..........        --        --
  Simplified Load Version/(d)/
   Accumulation Unit Value..............        --        --
   Number of Units Outstanding..........        --        --

/(a)/The initial investment was made on April 30, 1999.
/(c)/The initial investments were made on July 31, 2001.
/(d)/The initial investment was made on May 1, 2003.

Account C Prospectus

Accumulation Unit Values
Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

                                                                                     December 31
                                          -------------------------------------------------------------------------------
                                            2003      2002      2001      2000      1999      1998      1997      1996
                                          --------- --------- --------- --------- --------- --------- --------- ---------
Index 400 Stock Division
  Front Load Version/(a)/
   Accumulation Unit Value...............    $1.471    $1.096    $1.291    $1.308    $1.123        --        --        --
   Number of Units Outstanding...........   269,730   336,737   301,024   295,347    13,563        --        --        --
  Simplified Load Version/(a)/
   Accumulation Unit Value...............    $1.430    $1.072    $1.271    $1.295    $1.119        --        --        --
   Number of Units Outstanding...........   945,378   994,007 1,182,483   775,791   398,635        --        --        --
Janus Capital Appreciation Division
  Front Load Version/(d)/
   Accumulation Unit Value...............    $1.194        --        --        --        --        --        --        --
   Number of Units Outstanding...........   167,109        --        --        --        --        --        --        --
  Simplified Load Version/(d)/
   Accumulation Unit Value...............    $1.189        --        --        --        --        --        --        --
   Number of Units Outstanding...........    28,355        --        --        --        --        --        --        --
Growth Stock Division
  Front Load Version/(b)/
   Accumulation Unit Value...............    $2.392    $2.024    $2.574    $3.020    $3.117    $2.561    $2.035    $1.577
   Number of Units Outstanding...........   411,966   413,788   557,646   814,788   995,796   845,190   710,110   587,482
  Simplified Load Version/(b)/
   Accumulation Unit Value...............    $2.258    $1.922    $2.458    $2.902    $3.013    $2.491    $1.991    $1.552
   Number of Units Outstanding........... 1,680,980 1,981,939 2,896,593 3,220,718 3,646,722 3,373,983 2,159,985 1,742,522
Large Cap Core Stock Division
  Front Load Version/(b)/
   Accumulation Unit Value...............    $1.948    $1.580    $2.215    $2.417    $2.615    $2.449    $2.002    $1.550
   Number of Units Outstanding...........   350,345   572,493 1,012,918 1,319,721 1,704,699 2,452,149 1,970,478 1,357,354
  Simplified Load Version/(b)/
   Accumulation Unit Value...............    $1.838    $1.580    $2.116    $2.323    $2.528    $2.382    $1.959    $1.525
   Number of Units Outstanding........... 1,558,230 2,469,396 3,691,394 4,329,641 5,912,799 5,876,089 4,547,004 2,769,823
Capital Guardian Domestic Equity Division
  Front Load Version/(c)/
   Accumulation Unit Value...............    $1.019     $.763     $.975        --        --        --        --        --
   Number of Units Outstanding...........   342,349   152,654    65,910        --        --        --        --        --
  Simplified Load Version/(c)/
   Accumulation Unit Value...............    $1.005     $.757     $.973        --        --        --        --        --
   Number of Units Outstanding...........   756,546   532,023   118,930        --        --        --        --        --
T. Rowe Price Equity Income Division
  Front Load Version/(d)/
   Accumulation Unit Value...............    $1.231        --        --        --        --        --        --        --
   Number of Units Outstanding...........    82,737        --        --        --        --        --        --        --
  Simplified Load Version/(d)/
   Accumulation Unit Value...............    $1.226        --        --        --        --        --        --        --
   Number of Units Outstanding...........    33,719        --        --        --        --        --        --        --

                                          ------------------
                                            1995     1994
                                          --------- -------
Index 400 Stock Division
  Front Load Version/(a)/
   Accumulation Unit Value...............        --      --
   Number of Units Outstanding...........        --      --
  Simplified Load Version/(a)/
   Accumulation Unit Value...............        --      --
   Number of Units Outstanding...........        --      --
Janus Capital Appreciation Division
  Front Load Version/(d)/
   Accumulation Unit Value...............        --      --
   Number of Units Outstanding...........
  Simplified Load Version/(d)/
   Accumulation Unit Value...............        --      --
   Number of Units Outstanding...........        --      --
Growth Stock Division
  Front Load Version/(b)/
   Accumulation Unit Value...............    $1.313  $1.010
   Number of Units Outstanding...........   361,207 149,268
  Simplified Load Version/(b)/
   Accumulation Unit Value...............    $1.300  $1.006
   Number of Units Outstanding...........   586,644 177,918
Large Cap Core Stock Division
  Front Load Version/(b)/
   Accumulation Unit Value...............    $1.300  $0.998
   Number of Units Outstanding...........   861,211 418,974
  Simplified Load Version/(b)/
   Accumulation Unit Value...............    $1.287  $0.994
   Number of Units Outstanding........... 1,733,022 745,425
Capital Guardian Domestic Equity Division
  Front Load Version/(c)/
   Accumulation Unit Value...............        --      --
   Number of Units Outstanding...........        --      --
  Simplified Load Version/(c)/
   Accumulation Unit Value...............        --      --
   Number of Units Outstanding...........        --      --
T. Rowe Price Equity Income Division
  Front Load Version/(d)/
   Accumulation Unit Value...............        --      --
   Number of Units Outstanding...........        --      --
  Simplified Load Version/(d)/
   Accumulation Unit Value...............        --      --
   Number of Units Outstanding...........        --      --

/(a)/The initial investment was made on April 30, 1999.
/(b)/The initial investments were made on May 3, 1994.
/(c)/The initial investment was made on July 31, 2001.
/(d)/The initial investments were made on May 1, 2003.

                                                           Account C Prospectus

Accumulation Unit Values
Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

                                                                                  December 31
                                 ----------------------------------------------------------------------------------------
                                    2003       2002       2001       2000       1999       1998        1997       1996
                                 ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
Index 500 Stock Division
  Front Load Version
   Accumulation Unit Value...... $    3.088 $    2.420 $    3.126 $    3.570 $    3.938 $     3.279 $    2.564 $    1.937
   Number of Units Outstanding..  1,249,807  1,590,204  1,894,641  2,724,196  4,131,824   4,231,423  3,966,706  3,880,961
  Simplified Load Version
   Accumulation Unit Value...... $    3.765 $    2.968 $    3.857 $    4.432 $    4.919 $     4.119 $    3.240 $    2.463
   Number of Units Outstanding..  2,387,879  3,721,837  6,661,517  8,286,039  9,809,484  10,493,642  9,442,314  8,015,553
Asset Allocation Division
  Front Load Version/(c)/
   Accumulation Unit Value...... $    1.043 $     .870 $     .976         --         --          --         --         --
   Number of Units Outstanding..    136,518     49,074      5,135         --         --          --         --         --
  Simplified Load Version/(c)/
   Accumulation Unit Value...... $    1.028 $     .863 $     .974         --         --          --         --         --
   Number of Units Outstanding..    613,016  1,295,448     10,584         --         --          --         --         --
Balanced Division
  Front Load Version
   Accumulation Unit Value...... $    2.590 $    2.210 $    2.405 $    2.500 $    2.520 $     2.281 $    1.931 $    1.600
   Number of Units Outstanding..  1,571,650  2,482,208  3,593,854  4,447,958  6,183,051   6,324,558  6,187,478  5,934,240
  Simplified Load Version
   Accumulation Unit Value...... $    7.499 $    6.435 $    7.047 $    7.368 $    7.473 $     6.805 $    5.796 $    4.830
   Number of Units Outstanding..  2,313,421  2,851,167  4,313,580  5,215,778  6,319,468   7,165,398  6,839,439  5,971,232
High Yield Bond Division
  Front Load Version/(b)/
   Accumulation Unit Value...... $    1.924 $    1.500 $    1.555 $    1.490 $    1.572 $     1.590 $    1.630 $    1.416
   Number of Units Outstanding..    176,767    128,545    148,103    166,175    409,857     441,272    423,726    275,323
  Simplified Load Version/(b)/
   Accumulation Unit Value...... $    1.815 $    1.424 $    1.485 $    1.432 $    1.520 $     1.546 $    1.595 $    1.394
   Number of Units Outstanding..    628,859    626,041    967,459  1,125,550  1,556,400   1,917,813  1,219,819    626,090
Select Bond Division
  Front Load Version
   Accumulation Unit Value...... $    2.184 $    2.084 $    1.872 $    1.707 $    1.559 $     1.585 $    1.490 $    1.370
   Number of Units Outstanding..    507,686    518,978    572,892    736,742  2,264,883   2,718,375  2,574,248  2,676,832
  Simplified Load Version
   Accumulation Unit Value...... $    9.572 $    9.188 $    8.300 $    7.615 $    6.996 $     7.157 $    6.768 $    6.261
   Number of Units Outstanding..    630,990    717,143    892,114    895,503  1,068,272   1,231,485  1,034,899    966,414
Money Market Division
  Front Load Version
   Accumulation Unit Value...... $    1.513 $    1.504 $    1.490 $    1.443 $    1.366 $     1.308 $    1.249 $    1.192
   Number of Units Outstanding..    790,404  2,092,096    926,739    640,788  1,879,181   1,905,815  1,710,473  2,829,669
  Back Load Version
   Accumulation Unit Value...... $    2.734 $    2.735 $    2.724 $    2.655 $    2.529 $     2.436 $    2.340 $    2.246
   Number of Units Outstanding..  1,742,199  2,737,901  4,816,439  3,715,872  6,539,184   6,483,460  5,844,682  3,818,067

                                 ----------------------
                                    1995       1994
                                 ---------- ----------
Index 500 Stock Division
  Front Load Version
   Accumulation Unit Value...... $    1.588 $    1.165
   Number of Units Outstanding..  2,399,586  1,918,074
  Simplified Load Version
   Accumulation Unit Value...... $    2.032 $    1.499
   Number of Units Outstanding..  5,080,179  3,939,802
Asset Allocation Division
  Front Load Version/(c)/
   Accumulation Unit Value......         --         --
   Number of Units Outstanding..         --         --
  Simplified Load Version/(c)/
   Accumulation Unit Value......         --         --
   Number of Units Outstanding..         --         --
Balanced Division
  Front Load Version
   Accumulation Unit Value...... $    1.419 $    1.130
   Number of Units Outstanding..  5,275,308  3,879,218
  Simplified Load Version
   Accumulation Unit Value...... $    4.311 $    3.453
   Number of Units Outstanding..  4,902,410  4,108,593
High Yield Bond Division
  Front Load Version/(b)/
   Accumulation Unit Value...... $    1.190 $    1.026
   Number of Units Outstanding..     90,184     47,321
  Simplified Load Version/(b)/
   Accumulation Unit Value...... $    1.178 $    1.022
   Number of Units Outstanding..    313,810    149,862
Select Bond Division
  Front Load Version
   Accumulation Unit Value...... $    1.335 $    1.128
   Number of Units Outstanding..  1,800,898  1,668,091
  Simplified Load Version
   Accumulation Unit Value...... $    6.137 $    5.217
   Number of Units Outstanding..    677,396    503,763
Money Market Division
  Front Load Version
   Accumulation Unit Value...... $    1.140 $    1.084
   Number of Units Outstanding..  2,956,017  3,313,061
  Back Load Version
   Accumulation Unit Value...... $    2.161 $    2.067
   Number of Units Outstanding..  1,890,645  1,453,033

/(b)/The initial investment was made on May 3, 1994.
/(c)/The initial investment was made on July 31, 2001.

Account C Prospectus

Accumulation Unit Values
Contracts Issued After December 31, 1991 (continued)

Fidelity VIP Mid Cap Portfolio


                                                December 31, 2003
                                                -----------------
               Fidelity VIP Mid Cap Division
                 Front Load Version/(d)/
                  Accumulation Unit Value......       $1.401
                  Number of Units Outstanding..      178,585
                 Simplified Load Version/(d)/
                  Accumulation Unit Value......       $1.395
                  Number of Units Outstanding..       90,166

/(d)/The initial investment was made on May 1, 2003.

Russell Investment Funds

                                             December 31
                          --------------------------------------------------
                            2003     2002      2001       2000       1999
                          -------- -------- ---------- ---------- ----------
   Multi-Style Equity
    Division
     Front Load
       Version/(a)/
      Accumulation Unit
       Value............. $   .778 $   .607 $     .796 $     .934 $    1.071
      Number of Units
       Outstanding.......  442,572  415,010    476,113    381,014    297,016
     Simplified Load
      Version/(a)/
      Accumulation Unit
       Value............. $   .756 $   .594 $     .783 $     .925 $    1.067
      Number of Units
       Outstanding.......  716,891  753,322  1,055,871  1,254,417  1,126,401
   Aggressive Equity
    Division
     Front Load
       Version/(a)/
      Accumulation Unit
       Value............. $  1.230 $   .850 $    1.057 $    1.090 $    1.104
      Number of Units
       Outstanding.......  127,132  134,602    173,179    139,940     79,144
     Simplified Load
      Version/(a)/
      Accumulation Unit
       Value............. $  1.196 $   .832 $    1.040 $    1.079      1.100
      Number of Units
       Outstanding.......  621,297  486,635    497,305    444,666    230,607
   Non-U.S. Division
     Front Load
       Version/(a)/
      Accumulation Unit
       Value............. $   .955 $   .693 $     .822 $    1.061 $    1.248
      Number of Units
       Outstanding.......  505,332  171,093    204,848    207,716    151,721
     Simplified Load
      Version/(a)/
      Accumulation Unit
       Value............. $   .929 $   .678 $     .809 $    1.050 $    1.243
      Number of Units
       Outstanding.......  687,876  572,955    592,423    540,064    297,512

/(a)/The initial investments were made on April 30, 1999.


                                             December 31
                             --------------------------------------------
                               2003     2002     2001     2000     1999
                             -------- -------- -------- -------- --------
      Core Bond
       Division
        Front Load
         Version/(a)/
         Accumulation Unit
          Value............. $  1.313 $  1.245 $  1.151 $  1.079 $   .987
         Number of Units
          Outstanding.......  388,451  335,742  337,317  259,803  239,265
        Simplified Load
         Version/(a)/
         Accumulation Unit
          Value............. $  1.277 $  1.218 $  1.133 $  1.068 $   .983
         Number of Units
          Outstanding.......  290,408  317,067  357,837  192,428  150,425
      Real Estate Securities
       Division
        Front Load
         Version/(a)/
         Accumulation Unit
          Value............. $  1.758 $  1.290 $  1.251 $  1.167 $   .923
         Number of Units
          Outstanding.......  282,106  192,940  179,970   69,412   36,624
        Simplified Load
         Version/(a)/
         Accumulation Unit
          Value............. $  1.710 $  1.262 $  1.231 $  1.156 $   .920
         Number of Units
          Outstanding.......  607,979  664,333  423,962  263,698   36,814

                                                           Account C Prospectus

Accumulation Unit Values
Contracts Issued Between April 30, 1984 and December 31, 1991

Northwestern Mutual Series Fund, Inc.

                                                                                           December 31
                                     -----------------------------------------------------------------------------------
                                        2003        2002        2001        2000        1999        1998        1997
                                     ----------- ----------- ----------- ----------- ----------- ----------- -----------
Small Cap Growth Stock Division
  Accumulation Unit Value/(a)/...... $    20.746 $    15.591 $    19.113 $    19.860 $    18.611          --          --
  Number of Units Outstanding.......   1,079,618     991,906     973,886     859,005       7,543          --          --
T. Rowe Price Small Cap Value
 Division
  Accumulation Unit Value/(c)/...... $    12.985 $     9.608 $    10.176          --          --          --          --
  Number of Units Outstanding.......       6,893       5,266       1,494          --          --          --          --
Aggressive Growth Stock Division
  Accumulation Unit Value........... $    47.933 $    38.441 $    48.753 $    60.845 $    57.304 $    39.854 $    37.055
  Number of Units Outstanding.......   1,443,703   1,538,419   1,743,958   1,855,202   1,627,058   1,801,179   1,935,434
International Growth Division
  Accumulation Unit Value/(c)/...... $    11.039 $     7.942 $     9.060          --          --          --          --
  Number of Units Outstanding.......       1,686       1,686       1,695          --          --          --          --
Franklin Templeton International
 Equity Division
  Accumulation Unit Value........... $     2.472 $     1.760 $     2.131 $     2.477 $     2.497 $     2.032 $     1.938
  Number of Units Outstanding.......  17,397,512  17,429,828  18,588,012  20,581,224  18,571,580  20,139,790  23,069,550
Alliance Bernstein Mid Cap Value
 Division
  Accumulation Unit Value/(d)/...... $    13.316          --          --          --          --          --          --
  Number of Units Outstanding.......         100          --          --          --          --          --          --
Index 400 Stock Division
  Accumulation Unit Value/(a)/...... $    15.159 $    11.228 $    13.138 $    13.225 $    11.283          --          --
  Number of Units Outstanding.......   1,229,196   1,164,280   1,136,905     756,727       1,071          --          --
Janus Capital Appreciation Division
  Accumulation Unit Value/(d)/...... $    11.990          --          --          --          --          --          --
  Number of Units Outstanding.......         100          --          --          --          --          --          --
Growth Stock Division
  Accumulation Unit Value/(b)/...... $    25.472 $    21.415 $    27.050 $    31.532 $    32.337 $    26.399 $    20.837
  Number of Units Outstanding.......     807,600     821,207     902,782     978,007     792,443     651,556     482,897
Large Cap Core Stock Division
  Accumulation Unit Value/(b)/...... $    20.738 $    16.717 $    23.282 $    25.244 $    27.135 $    25.246 $    20.502
  Number of Units Outstanding.......     637,111     551,741     659,955     650,867     798,291     801,964     711,558
Capital Guardian Domestic Equity
 Division
  Accumulation Unit Value/(c)/...... $    10.354 $     7.703 $     9.781          --          --          --          --
  Number of Units Outstanding.......      12,164       8,306       3,123          --          --          --          --
T. Rowe Price Equity Income Division
  Accumulation Unit Value/(d)/...... $    12.364          --          --          --          --          --          --
  Number of Units Outstanding.......         100          --          --          --          --          --          --
Index 500 Stock Division
  Accumulation Unit Value........... $    45.269 $    35.246 $    45.229 $    51.326 $    56.250 $    46.522 $    36.142
  Number of Units Outstanding.......   1,688,506   1,782,370   2,198,576   2,433,768   2,756,358   2,699,180   2,558,205
Asset Allocation Division
  Accumulation Unit Value/(c)/...... $    10.598 $     8.786 $     9.790          --          --          --          --
  Number of Units Outstanding.......      29,369      19,667       3,116          --          --          --          --
Balanced Division
  Accumulation Unit Value........... $    99.687 $    84.486 $    91.373 $    94.345 $    94.505 $    84.987 $    71.491
  Number of Units Outstanding.......     557,314     663,996     814,042     872,761   1,066,998   1,211,837   1,341,930
High Yield Bond Division
  Accumulation Unit Value/(b)/...... $    20.483 $    15.871 $    16.344 $    15.561 $    16.310 $    16.385 $    16.693
  Number of Units Outstanding.......     229,901     175,605     176,992     151,658     205,407     301,661     235,585
Select Bond Division
  Accumulation Unit Value........... $   127.940 $   121.280 $   108.200 $    98.036 $    88.954 $    89.873 $    83.939
  Number of Units Outstanding.......      87,781      92,149      81,426      59,889      72,428      84,033      85,036
Money Market Division
  Accumulation Unit Value........... $    34.554 $    34.133 $    33.577 $    32.312 $    30.400 $    28.924 $    27.435
  Number of Units Outstanding.......       5,951       9,707      13,868      33,652       7,939      45,209      38,584

                                     ------------------------------------
                                        1996        1995        1994
                                     ----------- ----------- -----------
Small Cap Growth Stock Division
  Accumulation Unit Value/(a)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
T. Rowe Price Small Cap Value
 Division
  Accumulation Unit Value/(c)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
Aggressive Growth Stock Division
  Accumulation Unit Value........... $    32.543 $    27.649 $    19.849
  Number of Units Outstanding.......   1,944,411   1,397,885   1,239,328
International Growth Division
  Accumulation Unit Value/(c)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
Franklin Templeton International
 Equity Division
  Accumulation Unit Value........... $     1.726 $     1.427 $     1.245
  Number of Units Outstanding.......  20,439,570  14,747,734  15,153,296
Alliance Bernstein Mid Cap Value
 Division
  Accumulation Unit Value/(d)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
Index 400 Stock Division
  Accumulation Unit Value/(a)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
Janus Capital Appreciation Division
  Accumulation Unit Value/(d)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
Growth Stock Division
  Accumulation Unit Value/(b)/...... $    16.047 $    13.272          --
  Number of Units Outstanding.......     378,236      63,881          --
Large Cap Core Stock Division
  Accumulation Unit Value/(b)/...... $    15,767 $    13.143          --
  Number of Units Outstanding.......     424,144     117,004          --
Capital Guardian Domestic Equity
 Division
  Accumulation Unit Value/(c)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
T. Rowe Price Equity Income Division
  Accumulation Unit Value/(d)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
Index 500 Stock Division
  Accumulation Unit Value........... $    27.134 $    22.105 $    16.105
  Number of Units Outstanding.......   2,386,284   2,232,983   2,284,637
Asset Allocation Division
  Accumulation Unit Value/(c)/......          --          --          --
  Number of Units Outstanding.......          --          --          --
Balanced Division
  Accumulation Unit Value........... $    58.832 $    51.856 $    41.029
  Number of Units Outstanding.......   1,489,658   1,889,324   2,327,834
High Yield Bond Division
  Accumulation Unit Value/(b)/...... $    14.409 $    12.030          --
  Number of Units Outstanding.......     119,423      21,583          --
Select Bond Division
  Accumulation Unit Value........... $    76.682 $    74.223 $    62.322
  Number of Units Outstanding.......      97,868     124,163     150,232
Money Market Division
  Accumulation Unit Value........... $    26.011 $    24.706 $    23.346
  Number of Units Outstanding.......      57,013      62,209     200,510

/(a)/The initial investments were made on April 30, 1999.
/(b)/The initial investments were made on May 3, 1994.
/(c)/The initial investments were made on July 31, 2001.
/(d)/The initial investments were made on May 1, 2003.

Account C Prospectus

Accumulation Unit Values
Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

Fidelity VIP Mid Cap Portfolio


                                               December 31, 2003
                                               -----------------
               Fidelity VIP Mid Cap Division
                 Accumulation Unit Value/(d)/.      $14.067
                 Number of Units Outstanding..          100

/(d)/The initial investment was made on May 1, 2003.

Russell Investment Funds

                                                December 31
                                  ---------------------------------------
                                   2003    2002    2001    2000    1999
                                  ------- ------- ------- ------- -------
      Multi-Style Equity Division
        Accumulation Unit
         Value/(a)/.............. $ 8.017 $ 6.221 $ 8.099 $ 9.441 $10.760
        Number of Units
         Outstanding.............  25,067   8,210  24,279  24,295  17,246
      Aggressive Equity Division
        Accumulation Unit
         Value/(a)/.............. $12.678 $ 8.708 $10.758 $11.018 $11.091
        Number of Units
         Outstanding.............     907     918     927     939     950
      Non-U.S. Division
        Accumulation Unit
         Value/(a)/.............. $ 9.848 $ 7.096 $ 8.363 $10.725 $12.534
        Number of Units
         Outstanding.............   2,804 $ 2.877   2,905   2,822      --

/(a)/The initial investments were made on April 30, 1999.

                                              December 31
                                ---------------------------------------
                                 2003    2002    2001    2000    1999
                                ------- ------- ------- ------- -------
         Core Bond Division
           Accumulation Unit
            Value/(a)/......... $13.532 $12.749 $11.713 $10.906 $ 9.914
           Number of Units
            Outstanding........   1,053      --      --      --      --
         Real Estate Securities
          Division
           Accumulation Unit
            Value/(a)/......... $18.124 $13.209 $12.725 $11.800 $ 9.274
           Number of Units
            Outstanding........ 743,392 640,470 459,992 191,981   3,723

                                                           Account C Prospectus

--------------------------------------------------------------------------------

The Company

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $113.7 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.


--------------------------------------------------------------------------------

NML Variable Annuity Account C

We established the Account on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law.

The Account has twenty-four Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

The Account is not registered as an investment company under the Investment Company Act of 1940.

The Funds

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays MSA a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio and the AllianceBernstein Mid Cap Value Portfolio. Other expenses borne by the Portfolios range from .00% for the Aggressive Growth Stock, Index 500 Stock, Balanced, Select Bond, and Money Market Portfolios to .50% for the International Growth Portfolio. We provide the people and facilities MSA uses in performing its investment advisory functions and we are a party to the investment advisory agreement. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio, the T. Rowe Price Small Cap Value Portfolio, the T. Rowe Price Equity Income Portfolio, the AllianceBernstein Mid Cap Value Portfolio and the Janus Capital Appreciation Portfolio.

The investment objectives and types of investments for each of the eighteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives.

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential.

T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of small companies that are believed to be undervalued.

Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential.

International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the United States ("U.S.") selected for their growth potential.

Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the U.S. that are believed to be undervalued.

AllianceBernstein Mid Cap Value Portfolio The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital. Current income is a secondary objective. The Portfolio pursues these objectives by investing primarily in the equity securities of mid-sized companies that are believed to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's Mid Cap 400 Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index.

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in equity securities selected for their growth potential.

Growth Stock Portfolio The primary investment objective of the Growth Stock Portfolio is long-term growth of capital. A secondary objective is to seek current income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies that are selected for their growth potential.

Large Cap Core Stock Portfolio The investment objectives of the Large Cap Core Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of large capitalization companies.

Capital Guardian Domestic Equity Portfolio The investment objectives of the Capital Guardian Domestic Equity Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of U.S. issuers that are believed to be undervalued.

T. Rowe Price Equity Income Portfolio The investment objectives of the T. Rowe Price Equity Income Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives through investment in the common stock of established companies.

Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The

Account C Prospectus

Portfolio attempts to meet this objective by investing in stocks included in the S&P 500 Index.

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. Equity securities may include foreign stocks and debt investments may include non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. The mix of investments among the three market sectors will be adjusted continuously.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called "junk bonds".

Select Bond Portfolio The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.

Money Market Portfolio The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Portfolio are invested in money market instruments and other debt investments with maturities not exceeding 397 days.

Fidelity VIP Mid Cap Portfolio

The Fidelity(R) VIP Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio at their net asset value.

The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management and Research Company.

The Fidelity(R) VIP Mid Cap Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks. For information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Fidelity(R) Variable Insurance Products Service Class 2 Mid Cap Portfolio.

Russell Investment Funds

The Russell Investment Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Investment Funds at their net asset value without any sales charge.

The assets of each of the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Investment Funds are set forth below. There can be no assurance that the Funds will realize their objectives.

Multi-Style Equity Fund The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

Aggressive Equity Fund The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

Non-U.S. Fund The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

Core Bond Fund The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds

                                                           Account C Prospectus
mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

Real Estate Securities Fund The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

For more information regarding the mutual funds, including information about their investment objectives and expenses, see the prospectuses for Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds attached to this prospectus. You should read the mutual fund prospectuses carefully before you invest in the Contracts.


--------------------------------------------------------------------------------


The Contracts

Unallocated Group Annuity Contracts

The Contracts are unallocated group annuity contracts. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust. When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay annuity benefits to the participant. (See "Retirement Benefits", p. 17). We will then issue the Annuitant a Certificate describing the benefits which have been selected. (See "Variable Payment Plans", p. 17.) Benefits available to Participants are determined entirely by the provisions of the Plan or Trust.

Purchase Payments Under The Contracts

Amount and Frequency You determine the amount and frequency of purchase payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Code or the requirements for deduction of the employer's contribution under Section 404(a)(2) of the Code; or (b) any purchase payment of less than $100.

You may pay purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us. If a purchase payment is not paid when due, or if we decline to accept a purchase payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of purchase payments at any time the Contract is in force.

Application of Purchase Payments We credit net purchase payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a net purchase payment to accumulate on a variable basis we place it in the Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio or Fund which corresponds to that Division. If we receive no allocation instructions, we will place the net purchase payment in the Money Market Division.

We apply payments we place in the Account to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. The number of Accumulation Units provided by each net purchase payment is determined by dividing the amount to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio or Fund. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division for the current period. (See "Net Investment Factor", below.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to or more than the cumulative net purchase payments you have made.

Net Investment Factor

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset

Account C Prospectus
value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See "Deductions", p. 20.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

Benefits Provided Under The Contracts

The benefits provided under the Contracts consist of a surrender value and a retirement benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below. We will take the amounts required to pay benefits from the Divisions of the Account, or from the value accumulated on a fixed basis, as you direct.

Surrender or Withdrawal Value To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the valuation date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis.

A payee under Payment Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the withdrawal value on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", below.)

Retirement Benefits You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the Payment Plans described below. Your request will state the Payment Plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55.

We will determine the amount required to pay the annuity or cash benefits and will redeem Accumulation Units in that amount. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

Variable Payment Plans

We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

Under a variable Payment Plan an Annuitant must select the initial allocation of variable benefits among the Divisions. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2 or 3. We will issue the Annuitant a Certificate describing the variable annuity benefits and including beneficiary provisions of annuity contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 19.

Description of Payment Plans  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of five to 30 years.

2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to the Annuitant and the Joint Annuitant for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

A Payment Plan must result in payments that meet the minimums we require for annuity payment plans on the date you elect the plan. From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates as we publish for those plans.

Amount of Annuity Payments We will determine the amount of the first annuity payment on the basis of the particular Payment Plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's

                                                           Account C Prospectus
adjusted age. We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the Annuitant in each Division of the Account.

Assumed Investment Rate The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Payment Plan, the Annuity Unit for each Division would not change in value, and the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

Transfers Between Divisions and Payment Plans You may change the allocation of net purchase payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable Payment Plan the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are effective on the date we receive a written request at our Home Office or on a future specified date.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation Units among the Divisions up to twelve times in a Contract year without charge. The charge for each additional transfer is $25. We may set charges and waiting periods for transfers of Annuity Units.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies.

After the effective date of a variable Payment Plan which includes the right of withdrawal a payee may transfer the withdrawal value to any other Payment Plan. An administrative charge may apply.

Owners of the Contracts The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian or trustee. In this prospectus, "you" means the owner or a prospective purchaser of a Contract. The Annuitant is a Participant in the Plan or Trust who has been named to receive annuity payments in accordance with the provisions of the Plan or Trust.

Deferment of Benefit Payments We reserve the right to defer determination and payment of the surrender value of the Accumulation Units, the withdrawal value under a variable Payment Plan, or the payment of benefits under a variable Payment Plan. Deferral will arise only if the right to redeem shares of a Portfolio or Fund is suspended, payment of the redemption value is postponed, or the New York Stock Exchange is closed, or trading thereon is restricted; or an emergency exists, as a result of which it is not reasonably practical for us to dispose of securities we own, or to determine the value of Accumulation or Annuity Units.

Dividends The Contracts share in our divisible surplus, except while payments are being made under a payment plan. Our divisible surplus is determined annually. We credit each Contract's share, if any, as a dividend on the Contract anniversary. Under the terms of the Contract, we will apply any dividend as a net purchase payment allocated to the Money Market Division.

On Group Combination Annuity Contracts, dividends arise principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. The dividend is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

For 2004, all front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000. In future years, dividends will continue

Account C Prospectus
to be based on actual experience, and as a result, the factors may be different from those stated above.

Substitution and Change We reserve the right to (a) substitute other securities for shares of each Portfolio or Fund held by any Division, or (b) change the provisions of the Contracts to assure qualification for tax benefits under the Internal Revenue Code or to comply with any other applicable federal or state laws. We may make appropriate endorsement on Contracts having an interest in the Account and take such other action as may be necessary to effect the substitution or change. You will be given prompt notice after any substitution or change.

Amendments and Termination After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee; (5) the minimum amounts for purchase payment(s) and for the Contract value; or (6) the payment rate tables which are included in the Contract.

An amendment will not become effective until after we have given you at least 30 days' written notice. An Amendment to the payment rate tables will not apply to a Payment Plan that starts before the amendment becomes effective.

We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

Financial Statements Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

                                                           Account C Prospectus

--------------------------------------------------------------------------------

Federal Income Taxes

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

Contribution Limits

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. Also all of these changes will sunset (be repealed) in 2011, unless extended or made permanent.

Any employer, including a self-employed person, can establish a plan under
Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $41,000 (indexed for 2004) or 100% of compensation or earned income (up to $205,000, indexed for 2004). The employer's deduction for contributions is limited to 25% of eligible payroll.

Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $13,000 for 2004, increasing by $1,000 annually to $15,000 in 2006,indexed thereafter. This annual dollar limit applies to the aggregate of all "elective deferrals" to all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $3,000 for 2004, $4,000 for 2005, and $5,000 for 2006, indexed thereafter.

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, "top heavy" rules apply if more than 60% of the contributions or benefits are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

Taxation of Contract Benefits

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as annuity payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each benefit payment which represents a return of the employee's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered.

Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a return of the employee's "investment in the contract." Benefits received as a "lump sum distribution" by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55 or unless payments are made for medical expenses in excess of 7.5% of the employee's Adjusted Gross Income.

A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan.

Benefit payments will be subject to mandatory 20% withholding unless payments are rolled over directly to a traditional IRA or "eligible employer plan" that accepts rollovers. An "eligible employer plan" includes a tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, are "required minimum distributions," or are due to hardship.

Minimum Distribution Requirements As a general rule, the Plan is required to make certain required distributions to the employee during the employee's life and to the employee's beneficiary following the employee's death. A 50% penalty tax may be imposed on payments to the extent they are less than these required minimum amounts.

The Plan must make the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made according to the Uniform Lifetime Table provided in IRS regulations, which calculates life expectancy of the employee and an assumed beneficiary who is ten years younger. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age 70 1/2 or, if the employee is not a "5% owner" of the employer, the calendar year in which the employee retires.

Upon the death of the employee, the Plan must make distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary's life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner's death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule: If the Owner dies before the required beginning date, a beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner's death.

Spousal Exceptions: If the employee's spouse elects the life expectancy rule, distributions do not need to begin until the end of the year following the year of the employee's death or, if later, by the end of the year the employee would have attained age 70 1/2. Alternatively, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse's own required beginning date.

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 16 and "Deductions", below.)

20

Account C Prospectus


--------------------------------------------------------------------------------

Deductions

We will make the following deductions:

1. Deductions from Purchase Payments.

Front Load Contract

We deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

           Cumulative Purchase Payments Paid Under the Contract Rate
           ---------------------------------------------------- ----
                         First $150,000........................ 4.5%
                         Next $350,000......................... 3.0%
                         Next $500,000......................... 1.0%
                         Balance over $1,000,000............... 0.5%

Simplified Load Contract

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. Annual Mortality Rate and Expense Guarantee Charge. The net investment factor (see "Net Investment Factor", p. 16) we use in determining the value of Accumulation and Annuity Units reflects a charge on each valuation date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See "Amendments and Termination", p. 19.)

The mortality risk is that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 19, and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see "Federal Income Taxes", p.
19), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts.

3. Administration Fee. We may terminate a Contract on 60 days' written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract we may charge an administration fee of $150 annually on the Contract anniversary.

4. Premium Taxes. The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 2% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

5. Expenses for the Portfolios and Funds. The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Potfolio and the Russell Investment Funds. See the prospectuses attached to this prospectus.

                                                           Account C Prospectus

                                                                             21


--------------------------------------------------------------------------------

Distribution of the Contracts

We will sell the Contracts through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned company. Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year. We do not expect total commissions, on average, to exceed the equivalent of 7.0% of purchase payments.


--------------------------------------------------------------------------------


Contracts Issued Prior to January 1, 1992

For Contracts issued prior to January 1, 1992 the purchase payments are subject to a charge for sales expenses. This deduction is at the rate of 4.0% on the first $25,000; 2.0% on the next $75,000; 1.0% on the next $100,000; 0.4% on the next $100,000; 0.2% on the next $200,000; and 0.1% on the balance over $500,000 of cumulative purchase payments. For these Contracts there is also an annual service fee charged on each anniversary, based on the value of Accumulation Units on the last valuation date of the Contract year, at the rate of 0.5% on the first $100,000; 0.4% on the next $100,000; 0.3% on the next $100,000; 0.2%
on the next $200,000; and 0.1% on the balance over $500,000. The charge for annuity rate and expense risks may not exceed 0.25% of the Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. See the table of accumulation unit values on page 12.

Table of Contents for Statement of Additional Information

                                                                Page
                                                                ----
           GENERAL INFORMATION................................. B-2
           DISTRIBUTION OF THE CONTRACTS....................... B-2
           DETERMINATION OF ANNUITY PAYMENTS................... B-2
            Amount of Annuity Payments......................... B-2
            Annuity Unit Value................................. B-3
            Illustrations of Variable Annuity Payments......... B-3
           VALUATION OF ASSETS OF THE ACCOUNT.................. B-4
           TRANSFERABILITY RESTRICTIONS........................ B-4
           EXPERTS............................................. B-4
           FINANCIAL STATEMENTS OF THE ACCOUNT (as
             of December 31, 2003 and for each of the two years
             in the period ended December 31, 2003)............ B-5

                                                                Page
                                                                ----
           Report Of Independent Accountants (as of
             December 31, 2003 and for each of the two years in
             the period ended December 31, 2003)............... B-15
           FINANCIAL STATEMENTS OF NORTHWESTERN
             MUTUAL (as of December 31, 2003 and 2002 and
             for each of the three years in the period ended
             December 31, 2003)................................ B-16
           Report Of Independent Accountants (as of
             December 31, 2003 and 2002 and for each of the
             three years in the period ended
             December 31, 2003)................................ B-42


--------------------------------------------------------------------------------




This Prospectus sets forth concisely the information about NML Variable Annuity Account C that a prospective investor ought to know before investing. Additional information about Account C has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.



TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department
Room W04SE
720 East Wisconsin Avenue
Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account C to:

Name ___________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

City_______________________________________  State______________ Zip____________

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

NORTHWESTERN MUTUAL

NML Variable Annuity Account C

Group Combination Annuity Contracts for
Retirement Plans of Self-Employed Persons and Their Employees

Northwestern Mutual Series Fund Inc.
Fidelity VIP Mid Cap Portfolio
Russell Investment Funds

90-1896  (03/86)(Rev. 0404)

Prospectuses

Investment Company Act File Nos. 811-3990, 811-7205 and 811-5371

[LOGO APPEARS HERE]

PO BOX 3095
MILWAUKEE WI 53201-3095

                                                                PRSRT STD
                                                                US POSTAGE
                                                                   PAID
                                                               MILWAUKEE WI
                                                              PERMIT NO. 426

                       STATEMENT OF ADDITIONAL INFORMATION

                       GROUP COMBINATION ANNUITY CONTRACTS
       (for Retirement Plans of Self-Employed Persons and their Employees)

                         NML VARIABLE ANNUITY ACCOUNT C
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")

--------------------------------------------------------------------------------

          This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


          The date of the prospectus to which this Statement of Additional Information Relates is April 30, 2004.

          The date of this Statement of Additional Information is April 30,
          2004.

                               GENERAL INFORMATION

     The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for outstanding Contracts to Provide Annuity Benefits. Northwestern Mutual discontinued sales of Contracts to Provide Annuity Benefits on May 1, 1984.

                          DISTRIBUTION OF THE CONTRACTS

     The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").

     NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts, including commissions on sales of Contracts to corporate pension plans, during each of the last three years:


Year       Amount
----    ------------
2003    $     87,976
2002    $    108,396
2001    $    135,967

                        DETERMINATION OF ANNUITY PAYMENTS


     The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 17, including "Description of Payment Plans", p. 17, "Amount of Annuity Payments", p. 18, and "Assumed Investment Rate", p. 18; "Dividends",
p. 19; "Net Investment Factor", p. 17; and "Deductions", p. 21.


     Amount of Annuity Payments The amount of the first annuity payment will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Payment Plan. (See "Illustrations of Variable Annuity Payments".) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table a with Projection Scale G.

     Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. The amount held under a Payment Plan will not share in the divisible surplus of Northwestern Mutual.

     The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

     The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

     Annuity Unit Value The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.

     The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the mortality rate tables.

     Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).

     (1)  Value of Annuitant's retirement benefit
           allocated to Balanced.............................   $   50,000

     (2)  Assumed applicable monthly payment rate per
           $1,000 from annuity rate table....................   $     5.00

     (3)  Amount of first payment from Balanced Division
           (1) x (2) divided by $1,000.......................   $   250.00

     (4)  Assumed Value of Annuity Unit in Balanced
           Division on effective date of payment plan........   $ 1.500000

     (5)  Number of Annuity Units credited in Balanced
           Division, (3) divided by (4)......................       166.67

The $50,000 value on the effective date of the payment plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.

     However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see "Net Investment Factor") was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

     For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

     The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

     Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.

                                     EXPERTS


     The financial statements of the Account as of December 31, 2003 and for each of the two years in the period ended December 31, 2003 and of Northwestern Mutual as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Account C Financial Statements


NML Variable Annuity Account C
Statement of Assets and Liabilities
December 31, 2003
(in thousands)

Assets
  Investments at Market Value:
   Northwestern Mutual Series Fund, Inc.
    Small Cap Growth Stock
     12,613 shares (cost $22,499)............................................ $24,418
    T. Rowe Price Small Cap Value
     641 shares (cost $683)..................................................     826
    Aggressive Growth Stock
     29,031 shares (cost $94,475)............................................  79,023
    International Growth
     134 shares (cost $132)..................................................     146
    Franklin Templeton International Equity
     33,904 shares (cost $42,990)............................................  47,872
    AllianceBernstein Mid Cap Value
     174 shares (cost $207)..................................................     229
    Index 400 Stock
     15,994 shares (cost $17,804)............................................  20,392
    Janus Capital Appreciation
     196 shares (cost $219)..................................................     234
    Growth Stock
     13,550 shares (cost $28,544)............................................  25,380
    Large Cap Core Stock
     15,719 shares (cost $19,655)............................................  16,756
    Capital Guardian Domestic Equity
     1,229 shares (cost $1,050)..............................................   1,235
    T. Rowe Price Equity Income
     118 shares (cost $133)..................................................     144
    Index 500 Stock
     32,780 shares (cost $86,874)............................................  89,325
    Asset Allocation
     1,237 shares (cost $1,111)..............................................   1,259
    Balanced
     42,154 shares (cost $77,542)............................................  78,027
    High Yield Bond
     8,560 shares (cost $5,583)..............................................   6,206
    Select Bond
     14,618 shares (cost $17,936)............................................  18,448
    Money Market
     6,171 shares (cost $6,171)..............................................   6,171
   Fidelity VIP Mid Cap Portfolio
      16 shares (cost $329)..................................................     377
   Russell Investment Funds
    Multi-Style Equity
     94 shares (cost $1,155).................................................   1,087
    Aggressive Equity
     68 shares (cost $782)...................................................     911
    Non-U.S.
     118 shares (cost $1,149)................................................   1,149
    Core Bond
     85 shares (cost $891)...................................................     895
    Real Estate Securities
     1,096 shares (cost $12,575).............................................  15,029 $435,539
                                                                              -------
  Due from Northwestern Mutual Life Insurance Company........................               35
                                                                                      --------
      Total Assets...........................................................         $435,574
                                                                                      ========
Liabilities
  Due to Northwestern Mutual Life Insurance Company..........................         $     12
                                                                                      --------
      Total Liabilities......................................................               12
                                                                                      --------
Equity
  Group Variable Annuity Contracts Issued:
   Before December 17, 1981 or between April 30, 1984 and December 31, 1991..          349,478
   After December 16, 1981 and Prior to May 1, 1984..........................            1,405
   After December 31, 1991 -- Front Load Version.............................           19,925
   After December 31, 1991 -- Simplified Load Version........................           64,754
                                                                                      --------
      Total Equity...........................................................          435,562
                                                                                      --------
      Total Liabilities and Equity...........................................         $435,574
                                                                                      ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account C

 Account C Financial Statements


NML Variable Annuity Account C
Statements of Operations
(in thousands)

                                                          Investment Income
                                                 -----------------------------------
                                                          Annuity Rate
                                                 Dividend and Expense  Net Investment
                                                  Income   Guarantees  Income (Loss)
-------------------------------------------------------------------------------------
Year Ended December 31, 2003
Small Cap Growth Stock Division.................  $   --     $ (19)        $  (19)
T. Rowe Price Small Cap Value Division..........      --        (6)            (6)
Aggressive Growth Stock Division................      --      (137)          (137)
International Growth Division...................       1        --              1
Franklin Templeton International Equity Division     618       (48)           570
AllianceBernstein Mid Cap Value Division #......       1        --              1
Index 400 Stock Division........................     115       (17)            98
Janus Capital Appreciation Division #...........      --        --             --
Growth Stock Division...........................     179       (52)           127
Large Cap Core Stock Division...................     137       (51)            86
Capital Guardian Domestic Equity Division.......      17        (8)             9
T. Rowe Price Equity Income Division #..........       1        --              1
Index 500 Stock Division........................   1,167      (162)         1,005
Asset Allocation Division.......................      21       (10)            11
Balanced Division...............................   2,491      (255)         2,236
High Yield Bond Division........................      11       (14)            (3)
Select Bond Division............................     771       (98)           673
Money Market Division...........................     128      (105)            23
Fidelity VIP Mid Cap Division #.................      --        (1)            (1)
Russell Multi-Style Equity Division.............       6        (8)            (2)
Russell Aggressive Equity Division..............       1        (8)            (7)
Russell Non-U.S. Division.......................      25        (7)            18
Russell Core Bond Division......................      29        (7)            22
Russell Real Estate Securities Division.........     604       (13)           591
Year Ended December 31, 2002
Small Cap Growth Stock Division.................  $   32     $ (25)        $    7
T. Rowe Price Small Cap Value Division..........       2        (5)            (3)
Aggressive Growth Stock Division................      90      (231)          (141)
International Growth Division...................      --        --             --
Franklin Templeton International Equity Division     906       (78)           828
Index 400 Stock Division........................     140       (20)           120
Growth Stock Division...........................     330       (77)           253
Large Cap Core Stock Division...................     180       (78)           102
Capital Guardian Domestic Equity Division.......       7        (3)             4
Index 500 Stock Division........................   1,468      (259)         1,209
Asset Allocation Division.......................      24        (8)            16
Balanced Division...............................   3,922      (356)         3,566
High Yield Bond Division........................     415       (15)           400
Select Bond Division............................     863       (93)           770
Money Market Division...........................     221      (144)            77
Russell Multi-Style Equity Division.............       7       (10)            (3)
Russell Aggressive Equity Division..............      --        (7)            (7)
Russell Non-U.S. Division.......................       9        (6)             3
Russell Core Bond Division......................      20        (6)            14
Russell Real Estate Securities Division.........     481       (11)           470

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements


NML Variable Annuity Account C

   Realized and Unrealized Gain (Loss) on Investments
 -------------------------------------------------------
 Realized Gain    Unrealized Appreciation     Net Gain    Increase (Decrease)
   (Loss) on   (Depreciation) of Investments  (Loss) on  in Equity Derived from
  Investments        During the Period       Investments  Investment Activity
 ------------------------------------------------------------------------------

   $ (1,212)             $  6,622             $  5,410          $  5,391
          1                   183                  184               178
     (8,800)               24,998               16,198            16,061
         (5)                   23                   18                19
     (2,243)               14,872               12,629            13,199
          2                    22                   24                25
       (593)                5,365                4,772             4,870
          1                    15                   16                16
     (2,089)                5,845                3,756             3,883
     (2,362)                5,487                3,125             3,211
        (10)                  251                  241               250
          1                    11                   12                13
     (2,525)               21,648               19,123            20,128
        (63)                  269                  206               217
     (3,454)               13,665               10,211            12,447
       (145)                1,433                1,288             1,285
      1,033                  (745)                 288               961
         --                    --                   --                23
         --                    49                   49                48
       (104)                  321                  217               215
        (18)                  290                  272               265
        (35)                  273                  238               256
         19                    (4)                  15                37
        188                 2,753                2,941             3,532

   $ (1,245)             $ (2,995)            $ (4,240)         $ (4,233)
        (27)                  (44)                 (71)              (74)
    (10,519)              (11,735)             (22,254)          (22,395)
        (42)                   (8)                 (50)              (50)
     (8,378)                 (496)              (8,874)           (8,046)
       (823)               (2,160)              (2,983)           (2,863)
     (2,757)               (4,172)              (6,929)           (6,676)
     (3,735)               (3,096)              (6,831)           (6,729)
         (8)                  (72)                 (80)              (76)
     (2,524)              (26,051)             (28,575)          (27,366)
        (23)                 (121)                (144)             (128)
     (5,135)               (7,102)             (12,237)           (8,671)
       (278)                 (267)                (545)             (145)
        541                   617                1,158             1,928
         --                    --                   --                77
       (274)                  (26)                (300)             (303)
        (35)                  (93)                (128)             (135)
       (107)                   13                  (94)              (91)
         27                    11                   38                52
        101                  (414)                (313)              157

                                                 NML Variable Annuity Account C

 Account C Financial Statements


NML Variable Annuity Account C
Statements of Changes in Equity
(in thousands)

                                                                        Operations
                                                 -------------------------------------------------------
                                                                                Net          Increase
                                                                             Change in     (Decrease) in
                                                      Net          Net       Unrealized   Equity Derived
                                                  Investment    Realized    Appreciation  from Investment
                                                 Income (Loss) Gain (Loss) (Depreciation)    Activity
---------------------------------------------------------------------------------------------------------
Year Ended December 31, 2003
Small Cap Growth Stock Division.................    $  (19)     $ (1,212)     $  6,622       $  5,391
T. Rowe Price Small Cap Value Division..........        (6)            1           183            178
Aggressive Growth Stock Division................      (137)       (8,800)       24,998         16,061
International Growth Division...................         1            (5)           23             19
Franklin Templeton International Equity Division       570        (2,243)       14,872         13,199
AllianceBernstein Mid Cap Value Division #......         1             2            22             25
Index 400 Stock Division........................        98          (593)        5,365          4,870
Janus Capital Appreciation Division #...........        --             1            15             16
Growth Stock Division...........................       127        (2,089)        5,845          3,883
Large Cap Core Stock Division...................        86        (2,362)        5,487          3,211
Capital Guardian Domestic Equity Division.......         9           (10)          251            250
T. Rowe Price Equity Income Division #..........         1             1            11             13
Index 500 Stock Division........................     1,005        (2,525)       21,648         20,128
Asset Allocation Division.......................        11           (63)          269            217
Balanced Division...............................     2,236        (3,454)       13,665         12,447
High Yield Bond Division........................        (3)         (145)        1,433          1,285
Select Bond Division............................       673         1,033          (745)           961
Money Market Division...........................        23            --            --             23
Fidelity VIP Mid Cap Division #.................        (1)           --            49             48
Russell Multi-Style Equity Division.............        (2)         (104)          321            215
Russell Aggressive Equity Division..............        (7)          (18)          290            265
Russell Non-U.S. Division.......................        18           (35)          273            256
Russell Core Bond Division......................        22            19            (4)            37
Russell Real Estate Securities Division.........       591           188         2,753          3,532
Year Ended December 31, 2002
Small Cap Growth Stock Division.................    $    7      $ (1,245)     $ (2,995)      $ (4,233)
T. Rowe Price Small Cap Value Division..........        (3)          (27)          (44)           (74)
Aggressive Growth Stock Division................      (141)      (10,519)      (11,735)       (22,395)
International Growth Division...................        --           (42)           (8)           (50)
Franklin Templeton International Equity Division       828        (8,378)         (496)        (8,046)
Index 400 Stock Division........................       120          (823)       (2,160)        (2,863)
Growth Stock Division...........................       253        (2,757)       (4,172)        (6,676)
Large Cap Core Stock Division...................       102        (3,735)       (3,096)        (6,729)
Capital Guardian Domestic Equity Division.......         4            (8)          (72)           (76)
Index 500 Stock Division........................     1,209        (2,524)      (26,051)       (27,366)
Asset Allocation Division.......................        16           (23)         (121)          (128)
Balanced Division...............................     3,566        (5,135)       (7,102)        (8,671)
High Yield Bond Division........................       400          (278)         (267)          (145)
Select Bond Division............................       770           541           617          1,928
Money Market Division...........................        77            --            --             77
Russell Multi-Style Equity Division.............        (3)         (274)          (26)          (303)
Russell Aggressive Equity Division..............        (7)          (35)          (93)          (135)
Russell Non-U.S. Division.......................         3          (107)           13            (91)
Russell Core Bond Division......................        14            27            11             52
Russell Real Estate Securities Division.........       470           101          (414)           157

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements


NML Variable Annuity Account C

                         Equity Transactions                                           Equity
---------------------------------------------------------------------             -----------------
                                                           Increase
                                  Transfers  Transfers  (Decrease) in     Net
  Contract            Surrenders  from Other  to Other  Equity Derived  Increase  Beginning  End
  Owners'    Annuity      and     Divisions  Divisions   from Equity   (Decrease)    of       of
Net Payments Payments Other (net) or Sponsor or Sponsor  Transactions  in Equity   Period   Period
---------------------------------------------------------------------------------------------------
  $ 4,693      $ --    $ (3,732)   $ 2,378    $ (1,197)    $  2,142     $  7,533  $ 16,886  $24,419
       71        --         (61)       216         (32)         194          372       454      826
    7,787        --     (13,766)     1,935      (4,649)      (8,693)       7,368    71,654   79,022
       59        --          (8)        52         (35)          68           87        59      146
    4,343        (1)     (5,044)     2,551      (2,174)        (325)      12,874    35,008   47,882
       13        --          (1)       194          (2)         204          229        --      229
    3,862        (1)     (3,229)     1,896      (1,521)       1,007        5,877    14,521   20,398
       32        --          --        186          --          218          234        --      234
    3,259        (3)     (3,681)     1,689      (2,026)        (762)       3,121    22,261   25,382
    2,454        --      (3,531)     1,858      (1,104)        (323)       2,888    13,871   16,759
       95        --         (51)       414         (57)         401          651       584    1,235
        1        --          --        130          --          131          144        --      144
    8,607        (3)    (15,633)     2,343      (3,957)      (8,643)      11,485    77,838   89,323
       74       (13)        (23)       177        (663)        (448)        (231)    1,490    1,259
    6,524       (26)    (19,636)     4,412      (7,918)     (16,644)      (4,197)   82,224   78,027
    1,706        (1)       (842)     2,347      (2,183)       1,027        2,312     3,894    6,206
    2,727        (7)     (4,255)     3,183      (3,722)      (2,074)      (1,113)   19,561   18,448
    3,819        (1)    (11,210)     5,882      (3,315)      (4,825)      (4,802)   10,973    6,171
        9        --          (1)       324          (3)         329          377        --      377
      194        --        (128)       183        (128)         121          336       751    1,087
      132        --         (52)       111         (72)         119          384       527      911
       95        --         (34)       329         (24)         366          622       527    1,149
      163        --        (126)       271        (253)          55           92       803      895
    2,570        (2)     (2,220)     2,905      (1,318)       1,935        5,467     9,566   15,033

  $ 3,161      $ --    $ (3,415)   $ 3,066    $ (2,791)    $     21     $ (4,212) $ 21,098  $16,886
       96        --         (78)       592        (247)         363          289       165      454
    9,670        --     (23,497)     2,021      (6,377)     (18,183)     (40,578)  112,232   71,654
       67        --         (10)       159        (145)          71           21        38       59
   30,003        (2)    (39,024)     6,265      (3,090)      (5,848)     (13,894)   48,902   35,008
    2,788        (1)     (3,440)     2,998      (1,810)         535       (2,328)   16,849   14,521
    3,727        (3)     (6,378)     2,570      (3,995)      (4,079)     (10,755)   33,016   22,261
    2,377        --      (5,579)       973      (2,644)      (4,873)     (11,602)   25,473   13,871
       62        --         (55)       509         (67)         449          373       211      584
   10,129        (3)    (31,783)     1,762      (6,390)     (26,285)     (53,651)  131,489   77,838
      185       (10)         (9)     1,406          --        1,572        1,444        46    1,490
    6,606       (26)    (24,451)     4,001     (11,207)     (25,077)     (33,748)  115,972   82,224
      531        (1)     (1,020)       709        (763)        (544)        (689)    4,583    3,894
    2,853        (6)     (5,251)     6,188      (3,530)         254        2,182    17,379   19,561
    4,425        (5)    (13,638)    10,654      (5,725)      (4,289)      (4,212)   15,185   10,973
      312        --        (345)        90        (406)        (349)        (652)    1,403      751
       92        --        (145)        67         (62)         (48)        (183)      710      527
       85        --        (147)       109        (101)         (54)        (145)      672      527
      100        --        (121)       401        (422)         (42)          10       793      803
    1,725        (1)     (2,490)     4,673      (1,098)       2,809        2,966     6,600    9,566

                                                 NML Variable Annuity Account C

 Financial Highlights


NML Variable Annuity Account C
(For a unit outstanding during the period)


                                                                    Dividend
                                                                 Income as a %
                                            Unit Value(3),       of Average Net  Expense Ratio,    Total Return(4),
Division                                   Lowest to Highest         Assets     Lowest to Highest  Lowest to Highest
----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/03.................. $1.605622 to $ 20.745671      0.00%      0.00% to 1.25%    31.41%  to  33.06%
  Year Ended 12/31/02.................. $1.489185 to $ 15.591407      0.16%      0.00% to 1.25%   (19.44%) to (18.42%)
  Year Ended 12/31/01.................. $1.848493 to $ 19.112629      0.01%      0.00% to 1.25%    (4.97%) to  (3.76%)
T. Rowe Price Small Cap Value
  Year Ended 12/31/03.................. $1.121914 to $ 12.985287      0.00%      0.00% to 1.25%    33.48%  to  35.15%
  Year Ended 12/31/02.................. $0.943905 to $  9.607906      0.49%      0.00% to 1.25%    (6.75%) to  (5.58%)
  Period Ended 12/31/01................ $1.012260 to $ 10.175772      0.38%      0.00% to 1.25%     1.23%  to   1.76%
Aggressive Growth Stock
  Year Ended 12/31/03.................. $2.478578 to $ 47.932675      0.00%      0.00% to 1.25%    23.15%  to  24.69%
  Year Ended 12/31/02.................. $2.360410 to $ 38.441232      0.10%      0.00% to 1.25%   (22.13%) to (21.15%)
  Year Ended 12/31/01.................. $3.013165 to $ 48.753408     22.56%      0.00% to 1.25%   (20.88%) to (19.87%)
International Growth Stock (1)
  Year Ended 12/31/03.................. $0.953741 to $ 11.039080      1.79%      0.00% to 1.25%    37.27%  to  38.99%
  Year Ended 12/31/02.................. $0.780276 to $  7.942434      0.27%      0.00% to 1.25%   (13.42%) to (12.34%)
  Period Ended 12/31/01................ $0.901258 to $  9.060000      0.00%      0.00% to 1.25%    (9.87%) to  (9.40%)
Franklin Templeton International Equity
  Year Ended 12/31/03.................. $1.427413 to $  2.471833      1.64%      0.00% to 1.25%    38.72%  to  40.46%
  Year Ended 12/31/02.................. $1.559571 to $  1.759773      2.11%      0.00% to 1.25%   (18.43%) to (17.40%)
  Year Ended 12/31/01.................. $1.911919 to $  2.130553     10.95%      0.00% to 1.25%   (15.07%) to (14.00%)
AllianceBernstein Mid Cap Value (2)
  Period Ended 12/31/03................ $1.278131 to $ 13.315544      1.22%      0.00% to 1.25%    32.05%  to  33.16%
Index 400 Stock
  Year Ended 12/31/03.................. $1.173282 to $ 15.159273      0.71%      0.00% to 1.25%    33.34%  to  35.01%
  Year Ended 12/31/02.................. $1.072428 to $ 11.227976      0.84%      0.00% to 1.25%   (15.60%) to (14.54%)
  Year Ended 12/31/01.................. $1.270690 to $ 13.138452      1.30%      0.00% to 1.25%    (1.90%) to  (0.65%)
Janus Capital Appreciation (2)
  Period Ended 12/31/03................ $1.150894 to $ 11.990097      0.13%      0.00% to 1.25%    18.91%  to  19.90%
Growth Stock
  Year Ended 12/31/03.................. $1.544846 to $ 25.471804      0.80%      0.00% to 1.25%    17.47%  to  18.94%
  Year Ended 12/31/02.................. $1.921805 to $ 21.414901      1.20%      0.00% to 1.25%   (21.81%) to (20.83%)
  Year Ended 12/31/01.................. $2.458020 to $ 27.049526      4.53%      0.00% to 1.25%   (15.29%) to (14.22%)
Large Cap Core Stock
  Year Ended 12/31/03.................. $1.085867 to $ 20.737771      0.92%      0.00% to 1.25%    22.51%  to  24.05%
  Year Ended 12/31/02.................. $1.500218 to $ 16.717038      0.97%      0.00% to 1.25%   (29.09%) to (28.20%)
  Year Ended 12/31/01.................. $2.115675 to $ 23.281928      3.63%      0.00% to 1.25%    (8.92%) to  (7.77%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/03.................. $0.894569 to $ 10.354264      1.96%      0.00% to 1.25%    32.74%  to  34.41%
  Year Ended 12/31/02.................. $0.756787 to $  7.703469      2.12%      0.00% to 1.25%   (22.22%) to (21.24%)
  Period Ended 12/31/01................ $0.973004 to $  9.781208      0.71%      0.00% to 1.25%    (2.70%) to  (2.19%)
T. Rowe Price Equity Income (2)
  Period Ended 12/31/03................ $1.186753 to $ 12.363579      3.03%      0.00% to 1.25%    22.61%  to  23.64%
Index 500 Stock
  Year Ended 12/31/03.................. $2.337968 to $ 45.268617      1.46%      0.00% to 1.25%    26.84%  to  28.43%
  Year Ended 12/31/02.................. $2.420098 to $ 35.246385      1.44%      0.00% to 1.25%   (23.04%) to (22.07%)
  Year Ended 12/31/01.................. $3.125796 to $ 45.228886      4.54%      0.00% to 1.25%   (12.98%) to (11.88%)
Asset Allocation (1)
  Year Ended 12/31/03.................. $0.915619 to $ 10.598020      1.72%      0.00% to 1.25%    19.13%  to  20.63%
  Year Ended 12/31/02.................. $0.863125 to $  8.785751      2.61%      0.00% to 1.25%   (11.37%) to (10.26%)
  Year Ended 12/31/01.................. $0.973862 to $  9.789803      0.72%      0.00% to 1.25%    (2.61%) to  (2.10%)

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements


NML Variable Annuity Account C

 Financial Highlights

(For a unit outstanding during the period)

                                                           Dividend
                                                        Income as a %
                                   Unit Value(3),       of Average Net  Expense Ratio,    Total Return(4),
Division                          Lowest to Highest         Assets     Lowest to Highest  Lowest to Highest
-------------------------------------------------------------------------------------------------------------
Balanced
  Year Ended 12/31/03......... $1.985808 to $ 99.686821      3.21%      0.00% to 1.25%    16.53%  to  17.99%
  Year Ended 12/31/02......... $2.209502 to $ 84.486469      4.05%      0.00% to 1.25%    (8.68%) to  (7.54%)
  Year Ended 12/31/01......... $2.405185 to $ 91.372736      7.91%      0.00% to 1.25%    (4.36%) to  (3.15%)
High Yield Bond
  Year Ended 12/31/03......... $0.908491 to $ 20.482734      0.21%      0.00% to 1.25%    27.46%  to  29.06%
  Year Ended 12/31/02......... $1.424293 to $ 15.870922     10.23%      0.00% to 1.25%    (4.10%) to  (2.89%)
  Year Ended 12/31/01......... $1.485164 to $ 16.343831     10.11%      0.00% to 1.25%     3.72%  to   5.03%
Select Bond
  Year Ended 12/31/03......... $1.423053 to $127.939507      3.86%      0.00% to 1.25%     4.18%  to   5.49%
  Year Ended 12/31/02......... $2.084184 to $121.279762      4.77%      0.00% to 1.25%    10.70%  to  12.09%
  Year Ended 12/31/01......... $1.871532 to $108.200259      5.60%      0.00% to 1.25%     8.99%  to  10.37%
Money Market
  Year Ended 12/31/03......... $1.035206 to $ 34.553668      1.29%      0.00% to 1.25%    (0.02%) to   1.23%
  Year Ended 12/31/02......... $1.504462 to $ 34.132616      1.66%      0.00% to 1.25%     0.39%  to   1.65%
  Year Ended 12/31/01......... $1.489628 to $ 33.577318      3.74%      0.00% to 1.25%     2.62%  to   3.92%
Fidelity VIP Mid Cap (2)
  Period Ended 12/31/03....... $1.350258 to $ 14.066904      0.00%      0.00% to 1.25%    39.50%  to  40.67%
Russell Multi-Style Equity
  Year Ended 12/31/03......... $0.620449 to $ 11.740732      0.70%      0.00% to 1.25%    27.26%  to  28.86%
  Year Ended 12/31/02......... $0.594202 to $  6.221208      0.62%      0.00% to 1.25%   (24.14%) to (23.19%)
  Year Ended 12/31/01......... $0.783335 to $  8.099453      2.58%      0.00% to 1.25%   (15.28%) to (14.21%)
Russell Aggressive Equity
  Year Ended 12/31/03......... $0.981216 to $ 13.489469      0.11%      0.00% to 1.25%    43.79%  to  45.60%
  Year Ended 12/31/02......... $0.831686 to $  8.707578      0.00%      0.00% to 1.25%   (20.06%) to (19.06%)
  Year Ended 12/31/01......... $1.040412 to $ 10.757522      0.11%      0.00% to 1.25%    (3.58%) to  (2.36%)
Russell Non-U.S.
  Year Ended 12/31/03......... $0.762184 to $ 10.238075      3.46%      0.00% to 1.25%    37.07%  to  38.79%
  Year Ended 12/31/02......... $0.677755 to $  7.095865      1.62%      0.00% to 1.25%   (16.20%) to (15.15%)
  Year Ended 12/31/01......... $0.808779 to $  8.362558      0.59%      0.00% to 1.25%   (23.00%) to (22.03%)
Russell Core Bond
  Year Ended 12/31/03......... $1.047336 to $ 13.532112      3.52%      0.00% to 1.25%     4.83%  to   6.15%
  Year Ended 12/31/02......... $1.217720 to $ 12.748590      2.91%      0.00% to 1.25%     7.49%  to   8.84%
  Year Ended 12/31/01......... $1.132872 to $ 11.713217      6.24%      0.00% to 1.25%     6.07%  to   7.41%
Russell Real Estate Securities
  Year Ended 12/31/03......... $1.402741 to $ 18.123797      5.38%      0.00% to 1.25%    35.51%  to  37.21%
  Year Ended 12/31/02......... $1.261665 to $ 13.208871      5.22%      0.00% to 1.25%     2.51%  to   3.80%
  Year Ended 12/31/01......... $1.230726 to $ 12.725061      5.28%      0.00% to 1.25%     6.49%  to   7.84%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account C

 Notes to Financial Statements


NML Variable Annuity Account C
December 31, 2003

Note 1 -- NML Variable Annuity Account C (the "Account") is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code. Currently, two versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments and Simplified Load contracts with an installment fee of $750.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Annuity reserves, included in equity, are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. Annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 3.5% or 5%.

Note 5 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the period ended December 31, 2003 by each Division are shown as follows: (in thousands)

           Division                                Purchases  Sales
           --------                                --------- -------
           Small Cap Growth Stock.................  $6,284   $ 4,161
           T. Rowe Price Small Cap Value..........     252        64
           Aggressive Growth Stock................   9,252    18,065
           International Growth...................      80        10
           Franklin Templeton International Equity   5,760     5,524
           AllianceBernstein Mid Cap Value........     207         1
           Index 400 Stock........................   4,532     3,434
           Janus Capital Appreciation.............     219        --
           Growth Stock...........................   3,816     4,450

               Division                         Purchases  Sales
               --------                         --------- -------
               Large Cap Core Stock............  $ 3,455  $ 3,694
               Capital Guardian Domestic Equity      466       51
               T. Rowe Price Equity Income.....      133       --
               Index 500 Stock.................   11,518   18,696
               Asset Allocation................       94      533
               Balanced........................   10,374   24,771
               High Yield Bond.................    1,929      905
               Select Bond.....................    4,306    5,266
               Money Market....................    6,895   11,697
               Fidelity VIP Mid Cap............      329        1
               Russell Multi-Style Equity......      247      123
               Russell Aggressive Equity.......      163       52
               Russell Non-U.S.................      419       35
               Russell Core Bond...............      218      127
               Russell Real Estate Securities..    5,091    2,570

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued after December 16, 1981, and prior to May 1, 1984, the deduction is determined daily at an annual rate of .5% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a .75% annual rate.

Generally, for contracts issued after December 31, 1991, for the Front Load version and the Simplified Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of .65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1% and 1.5% annual rates, respectively.

Since 1996, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

Note 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.


NML Variable Annuity Account C

 Notes to Financial Statements


NML Variable Annuity Account C
December 31, 2003


Note 8 -- The changes in units outstanding for the years ended December 31, 2003 and 2002 by each Division are shown as follows: (in thousands)

                                                  Units   Units   Net Increase
                                                  Issued Redeemed  (Decrease)
 -----------------------------------------------------------------------------

 Year Ended December 31, 2003
 Small Cap Growth Stock Division.................    572     406        166
 T. Rowe Price Small Cap Value Division..........    216      58        158
 Aggressive Growth Stock Division................    699   2,136     (1,437)
 International Growth Division...................     74      13         61
 Franklin Templeton International Equity Division  2,522   3,078       (556)
 AllianceBernstein Mid Cap Value Division #......    172      --        172
 Index 400 Stock Division........................    552     603        (51)
 Janus Capital Appreciation Division #...........    196      --        196
 Growth Stock Division...........................    500     816       (316)
 Large Cap Core Stock Division...................    607   1,657     (1,050)
 Capital Guardian Domestic Equity Division.......    466      48        418
 T. Rowe Price Equity Income Division #..........    117      --        117
 Index 500 Stock Division........................    958   2,729     (1,771)
 Asset Allocation Division.......................     38     624       (586)
 Balanced Division...............................    738   2,311     (1,573)
 High Yield Bond Division........................    273     168        105
 Select Bond Division............................    217     389       (172)
 Money Market Division...........................  1,869   4,171     (2,302)
 Fidelity VIP Mid Cap Division #.................    269      --        269
 Russell Multi-Style Equity Division.............    248     240          8
 Russell Aggressive Equity Division..............    179      52        127
 Russell Non-U.S. Division.......................    498      49        449
 Russell Core Bond Division......................    130     103         27
 Russell Real Estate Securities Division.........    535     399        136

 Year Ended December 31, 2002
 Small Cap Growth Stock Division.................    414     781       (367)
 T. Rowe Price Small Cap Value Division..........    364      81        283
 Aggressive Growth Stock Division................  1,132   3,987     (2,855)
 International Growth Division...................     74      41         33
 Franklin Templeton International Equity Division 18,038  21,253     (3,215)
 Index 400 Stock Division........................    776     902       (126)
 Growth Stock Division...........................    693   1,833     (1,140)
 Large Cap Core Stock Division...................    942   2,713     (1,771)
 Capital Guardian Domestic Equity Division.......    576      71        505
 Index 500 Stock Division........................  1,792   5,458     (3,666)
 Asset Allocation Division.......................  1,348       3      1,345
 Balanced Division...............................  1,108   3,833     (2,725)
 High Yield Bond Division........................    185     547       (362)
 Select Bond Division............................    680     828       (148)
 Money Market Division...........................  4,467   5,384       (917)
 Russell Multi-Style Equity Division.............    238     618       (380)
 Russell Aggressive Equity Division..............    132     181        (49)
 Russell Non-U.S. Division.......................    148     201        (53)
 Russell Core Bond Division......................     86     129        (43)
 Russell Real Estate Securities Division.........    815     381        434

# The initial investment in this Division was made on May 1, 2003.

                                                 NML Variable Annuity Account C

 Notes to Financial Statements



Note 9 -- Equity Values by Division are shown as follows:
(in thousands, except accumulation unit values)

                                                     Group Variable Annuity Contract Issued:
                                        --------------------------------------------------------------------
                                        Before December 17, 1981 or between    After December 16, 1981 and
                                        April 30, 1984 and December 31, 1991      Prior to May 1, 1984
                                        ------------------------------------ -------------------------------
                                        Accumulation     Units               Accumulation    Units
Division                                 Unit Value   Outstanding   Equity    Unit Value  Outstanding Equity
------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock................. $ 20.745671      1,080     $ 22,405  $ 20.266253      --      $   --
T. Rowe Price Small Cap Value..........   12.985287          7           91    12.829144      --          --
Aggressive Growth Stock................   47.932675      1,444       69,215    44.929401      --          --
International Growth...................   11.039080          2           22   10.9062717      --          --
Franklin Templeton International Equity    2.471833     17,399       43,007     2.343355      --          --
AllianceBernstein Mid Cap Value........   13.315544         --           --    13.271202      --          --
Index 400 Stock........................   15.159273      1,229       18,631   14.8089854      --          --
Janus Capital Appreciation.............   11.990097         --           --   11.9501483      --          --
Growth Stock...........................   25.471804        808       20,581   24.2695445      --          --
Large Cap Core Stock...................   20.737771        637       13,210    19.758825      --          --
Capital Guardian Domestic Equity.......   10.354264         12          124    10.229694      --          --
T. Rowe Price Equity Income............   12.363579         --           --   12.3223867      --          --
Index 500 Stock........................   45.268617      1,689       76,459    42.428293      --          --
Asset Allocation.......................   10.598020         29          307    10.470560      --          --
Balanced...............................   99.686821        557       55,526    89.326036       8         715
High Yield Bond........................   20.482734        230        4,711    19.516037      --          --
Select Bond............................  127.939507         88       11,259   114.586395      --          --
Money Market...........................   34.553668          6          207    30.999129      --          --
Fidelity VIP Mid Cap...................   14.066904         --           --    14.020063      --          --
Russell Multi-Style Equity.............    8.016570         25          200     7.831294      --          --
Russell Aggressive Equity..............   12.677885          1           13    12.384892      --          --
Russell Non-U.S........................    9.848016          3           30     9.620430      --          --
Russell Core Bond......................   13.532112          1           14    13.219553      --          --
Russell Real Estate Securities.........   18.123797        743       13,466    17.705263      --          --
                                                                   --------                           ------
  Equity...............................                             349,478                              715
  Annuity Reserves.....................                                  --                              690
                                                                   --------                           ------
  Total Equity.........................                            $349,478                           $1,405
                                                                   ========                           ======

                                                   Group Combination Annuity Contract Issued:
                                        -----------------------------------------------------------------
                                            After December 31, 1991          After December 31, 1991
                                               Front Load Version            Simplified Load Version
                                        -------------------------------- --------------------------------
                                        Accumulation    Units            Accumulation    Units
Division                                 Unit Value  Outstanding Equity   Unit Value  Outstanding Equity
---------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $2.012501        181    $   364  $1.956937        847    $ 1,658
T. Rowe Price Small Cap Value..........   1.278281        155        198   1.259912        428        539
Aggressive Growth Stock................   2.924175        784      2,293   4.318610      1,742      7,523
International Growth...................   1.086683         26         28   1.071062         92         99
Franklin Templeton International Equity   2.306261        501      1,155   2.163493      1,712      3,704
AllianceBernstein Mid Cap Value........   1.325796        161        213   1.320512         11         15
Index 400 Stock........................   1.470580        270        397   1.429987        945      1,351
Janus Capital Appreciation.............   1.193818        167        199   1.189063         28         33
Growth Stock...........................   2.392114        412        986   2.257547      1,681      3,795
Large Cap Core Stock...................   1.947509        350        682   1.837972      1,558      2,864
Capital Guardian Domestic Equity.......   1.019273        342        349   1.004585        758        761
T. Rowe Price Equity Income............   1.231018         83        102   1.226098         34         42
Index 500 Stock........................   3.088134      1,250      3,860   3.765294      2,388      8,992
Asset Allocation.......................   1.043259        137        143   1.028260        613        630
Balanced...............................   2.590151      1,572      4,072   7.498641      2,313     17,344
High Yield Bond........................   1.923624        177        340   1.815388        629      1,142
Select Bond............................   2.184385        508      1,110   9.571910        631      6,040
Money Market...........................   1.513153        790      1,195   2.734239      1,742      4,763
Fidelity VIP Mid Cap...................   1.400609        179        251   1.395022         90        126
Russell Multi-Style Equity.............   0.777670        443        345   0.756197        717        542
Russell Aggressive Equity..............   1.229860        127        156   1.195908        621        743
Russell Non-U.S........................   0.955315        505        482   0.928976        688        639
Russell Core Bond......................   1.312719        388        509   1.276523        290        370
Russell Real Estate Securities.........   1.758196        282        496   1.709672        608      1,039
                                                                 -------                          -------
  Equity...............................                           19,925                           64,754
  Annuity Reserves.....................                               --                               --
                                                                 -------                          -------
  Total Equity.........................                          $19,925                          $64,754
                                                                 =======                          =======


NML Variable Annuity Account C

 Accountants' Report

 LOGO

Report of Independent Auditors

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of NML Variable Annuity Account C and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Portfolio Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2003, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2003 with Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Insurance Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
January 28, 2004

                                                            Accountants' Report

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

     The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.

                                                              December 31,
                                                        ------------------------
                                                          2003            2002
                                                        --------        --------
     Assets:
       Bonds                                            $ 55,571        $ 50,597
       Common and preferred stocks                         6,577           4,902
       Mortgage loans                                     16,426          15,692
       Real estate                                         1,481           1,503
       Policy loans                                        9,546           9,292
       Other investments                                   4,851           4,242
       Cash and temporary investments                      2,594           1,814
                                                        --------        --------

         Total investments                                97,046          88,042

       Due and accrued investment income                   1,126           1,100
       Net deferred tax assets                             1,198           1,887
       Deferred premium and other assets                   1,790           1,660
       Separate account assets                            12,662          10,246
                                                        --------        --------
         Total assets                                   $113,822        $102,935
                                                        ========        ========

     Liabilities and Surplus:
       Reserves for policy benefits                     $ 81,280        $ 74,880
       Policyowner dividends payable                       3,770           3,765
       Interest maintenance reserve                          815             521
       Asset valuation reserve                             2,568           1,268
       Income taxes payable                                  737             777
       Other liabilities                                   4,443           4,261
       Separate account liabilities                       12,662          10,246
                                                        --------        --------

         Total liabilities                               106,275          95,718

       Surplus                                             7,547           7,217
                                                        --------        --------
         Total liabilities and surplus                  $113,822        $102,935
                                                        ========        ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                                             For the year ended
                                                                                 December 31,
                                                                 ---------------------------------------------
                                                                    2003             2002             2001
                                                                 -----------     ------------      -----------
Revenue:
   Premiums                                                      $   10,307      $   10,108        $     9,447
   Net investment income                                              5,737           5,477              5,431
   Other income                                                         501             439                467
                                                                 -----------     ------------      -----------

         Total revenue                                               16,545          16,024             15,345
                                                                 -----------     ------------      -----------
Benefits and expenses:
   Benefit payments to policyowners and beneficiaries                 4,079           3,902              3,808
   Net additions to policy benefit reserves                           6,260           6,186              5,367
   Net transfers to separate accounts                                   288             242                502
                                                                 -----------     ------------      -----------
         Total benefits                                              10,627          10,330              9,677

   Commissions and operating expenses                                 1,690           1,580              1,453
                                                                 -----------     ------------      -----------

         Total benefits and expenses                                 12,317          11,910             11,130
                                                                 -----------     ------------      -----------

Gain from operations before dividends and taxes                       4,228           4,114              4,215

Policyowner dividends                                                 3,765           3,792              3,651
                                                                 -----------     ------------      -----------

Gain from operations before taxes                                       463             322                564
Income tax expense (benefit)                                            (90)           (442)               173
                                                                 -----------     ------------      -----------

Net gain from operations                                                553             764                391
Net realized capital gains (losses)                                     139            (606)               259
                                                                 -----------     ------------      -----------

         Net income                                              $      692      $      158        $       650
                                                                 ===========     ============      ===========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                                For the year ended
                                                                    December 31,
                                                           ----------------------------
                                                             2003      2002      2001
                                                           --------  --------  --------
   Beginning of year balance                               $  7,217  $  6,892  $  5,896

     Net income                                                 692       158       650

     Change in net unrealized capital gains (losses)          1,171      (517)     (555)

     Change in net deferred income tax                         (137)       44        73

     Change in nonadmitted assets and other                     (96)     (126)     (124)

     Change in reserve valuation bases (Note 5)                   -         -       (61)

     Change in asset valuation reserve                       (1,300)      766       264

     Cumulative effect of changes in accounting
      principles (Note 15)                                        -         -       749
                                                           --------  --------  --------
      Net change in surplus                                     330       325       996
                                                           --------  --------  --------
      End of year balance                                  $  7,547  $  7,217  $  6,892
                                                           ========  ========  ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                                         For the year ended
                                                                             December 31,
                                                                   ---------------------------------
                                                                     2003        2002        2001
                                                                   ---------   ---------   ---------
Cash flows from operating activities:
  Premiums and other income received                               $  6,984    $  6,947    $  6,607
  Investment income received                                          5,727       5,224       5,328
  Disbursement of policy loans, net of repayments                      (254)       (264)       (524)
  Payments to policyowners and beneficiaries                         (4,312)     (4,130)     (3,996)
  Net transfers to separate accounts                                   (284)       (257)       (534)
  Commissions, expenses and taxes paid                               (1,637)     (1,855)     (1,698)
                                                                   --------    --------    --------
       Net cash provided by operating activities                      6,224       5,665       5,183
                                                                   --------    --------    --------

Cash flows from investing activities:
  Proceeds from investments sold or matured:
    Bonds                                                            75,838      60,865      35,318
    Common and preferred stocks                                       2,392       1,766      15,465
    Mortgage loans                                                    1,843       1,532       1,174
    Real estate                                                         356         468         244
    Other investments                                                 1,047       1,646         494
                                                                   --------    --------    --------
                                                                     81,476      66,277      52,695
                                                                   --------    --------    --------

  Cost of investments acquired:
    Bonds                                                            79,994      67,398      38,915
    Common and preferred stocks                                       2,708       2,003      15,014
    Mortgage loans                                                    2,534       2,005       2,003
    Real estate                                                         191         191         353
    Other investments                                                 1,387         748       1,106
                                                                   --------    --------    --------
                                                                     86,814      72,345      57,391
                                                                   --------    --------    --------
       Net cash applied to investing activities                      (5,338)     (6,068)     (4,696)
                                                                   --------    --------    --------

Cash flows from financing and miscellaneous sources:
  Net deposits on deposit-type contract funds and
    other liabilities without life or disability contingencies          142         249         203
  Other cash provided (applied)                                        (248)        (50)        111
                                                                   --------    --------    --------
       Net cash provided by financing and other activities:            (106)        199         314
                                                                   --------    --------    --------

       Net increase (decrease) in cash and temporary investments        780        (204)        801
Cash and temporary investments, beginning of year                     1,814       2,018       1,217
                                                                   --------    --------    --------
           Cash and temporary investments, end of year             $  2,594    $  1,814    $  2,018
                                                                   ========    ========    ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, and estate markets.

     The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in conformity with the statutory basis of accounting required management to use assumptions or make estimates that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

     Investments

     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans

     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

     Other Investments

     Other investments consist primarily of real estate joint ventures, partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), leveraged leases and unconsolidated non-insurance subsidiaries. These investments are valued based on the equity method of accounting, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their valuation in the financial statements.

     Temporary Investments

     Temporary investments represent securities that had maturities of one year or less at purchase, and are reported at amortized cost, which approximates fair value.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Net Investment Income

     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships, and unconsolidated subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve

     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

     Investment Capital Gains and Losses

     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding details of realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships, and unconsolidated subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding details of changes in unrealized capital gains and losses.

     Asset Valuation Reserve

     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a general reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts

     See Note 7 regarding separate account assets and liabilities reported by the Company.

     Premium Revenue

     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income

     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries

     Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits

     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses

     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software

     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $25 million and $20 million at December 31, 2003 and 2002, respectively, are reported in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $56 million and $48 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $42 million, $27 million and $14 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Furniture and Equipment

     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $6 million, $6 million and $5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Policyowner Dividends

     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

     Nonadmitted Assets

     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally assets related to pension funding, amounts advanced to or due from the Company's financial representatives and furniture, fixtures, equipment, and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

     Reclassifications

     Certain financial statement balances have been reclassified to conform to the current year presentation.

3.   Investments

     Bonds

     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, with the prospective adjustment method used to recognize related changes in the estimated yield-to-maturity of such securities.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2003 and 2002 were as follows:


December 31, 2003                        Reconciliation to Estimated Fair Value
-----------------                   ------------------------------------------------
                                                  Gross        Gross      Estimated
                                     Statement  Unrealized   Unrealized     Fair
                                       Value      Gains        Losses      Value
                                    ---------- ------------ ------------ -----------
                                                      (in millions)
U.S. Government                       $ 9,233     $   476     $   (42)     $ 9,667
States, territories and possessions       374          56          (4)         426
Special revenue and assessments        10,037         253         (41)      10,249
Public utilities                        2,516         213          (6)       2,723
Banks, trust and insurance companies    3,227          82         (24)       3,285
Industrial and miscellaneous           30,184       2,303        (241)      32,246
                                      -------     -------     -------      -------
    Total                             $55,571     $ 3,383     $  (358)     $58,596
                                      =======     =======     =======      =======

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     December 31, 2002                                      Reconciliation to Estimated Fair Value
     -----------------                          ----------------------------------------------------------
                                                                  Gross            Gross       Estimated
                                                 Statement     Unrealized       Unrealized        Fair
                                                   Value         Gains            Losses          Value
                                                -----------   -----------      -------------   -----------
                                                                        (in millions)
     U.S. Government                            $     8,933   $       531      $       (21)    $     9,443
     States, territories and possessions                396            61                -             457
     Special revenue and assessments                  7,576           400               (1)          7,975
     Public utilities                                 2,501           251              (25)          2,727
     Banks, trust and insurance companies             1,355            71              (15)          1,411
     Industrial and miscellaneous                    29,836         2,150             (688)         31,298
                                                -----------   -----------      -----------     -----------
         Total                                  $    50,597   $     3,464      $      (750)    $    53,311
                                                ===========   ===========      ===========     ===========

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Statement        Estimated
                                                             Value         Fair Value
                                                         -------------    ------------
                                                                 (in millions)
        Due in one year or less                          $        634     $        648
        Due after one year through five years                   8,593            9,105
        Due after five years through ten years                 13,775           14,819
        Due after ten years                                    14,349           15,402
                                                         ------------     ------------
                                                               37,351           39,974
        Mortgage-backed and structured securities              18,220           18,622
                                                         ------------     ------------
                Total                                    $     55,571     $     58,596
                                                         ============     ============

     Common and Preferred Stocks

     Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is used to value investments in common stock of unconsolidated subsidiaries.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Mortgage Loans

     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2003 were 8.5% and 3.6%, respectively, while these rates during 2002 were 8.2% and 5.0%, respectively. The aggregate average ratio of amounts loaned to the value of collateral for mortgage loans originated during 2003 and 2002 were 66% and 65%, respectively, with a maximum of 100% for any single loan during each of 2003 and 2002.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2003 and 2002, the reported value of mortgage loans was reduced by $13 million and $44 million, respectively, in valuation adjustments.

     Real Estate

     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At both December 31, 2003 and 2002 there was no valuation adjustment in determining the reported value of real estate investments.

     At December 31, 2003 and 2002, the reported value of real estate included $180 million and $124 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases

     Leveraged leases are reported in the financial statements at the present value of future minimum lease payments, plus the residual value of the leased asset. At December 31, 2003 and 2002, the reported value of leveraged leases was $513 million and $532 million, respectively. The reported value of leveraged leases at December 31, 2003 and 2002 was reduced by $0 and $108 million, respectively, to reflect a decline in value of certain aircraft leases that management considered to be other-than-temporary. The decline in value was charged against an existing valuation allowance and was not reported as a realized capital loss during 2002. Leveraged leases are included in other investments and primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                          For the year ended             For the year ended              For the year ended
                                           December 31, 2003              December 31, 2002               December 31, 2001
                                      ----------------------------  ----------------------------    -----------------------------
                                                             Net                            Net                           Net
                                                          Realized                        Realized                      Realized
                                      Realized  Realized    Gains    Realized  Realized    Gains    Realized  Realized    Gains
                                       Gains     Losses   (Losses)    Gains     Losses    (Losses)    Gains    Losses   (Losses)
                                      --------  --------  --------- ---------  --------  ---------- --------- --------  ---------
                                                                                (in millions)
     Bonds                            $  1,369  $   (861) $    508  $     950  $ (1,237) $    (287) $    537  $   (674) $    (137)
     Common and preferred stocks           397      (402)       (5)       356      (619)      (263)      863      (569)       294
     Mortgage loans                         12         -        12          -        (4)        (4)        -       (10)       (10)
     Real estate                           198         -       198        121        (3)       118        85       (11)        74
     Other invested assets                 145      (286)     (141)       158      (258)      (100)      296      (149)       147
                                      --------  --------  --------  ---------  --------  ---------  --------  --------  ---------
                                      $  2,121  $ (1,549)      572  $   1,585  $ (2,121)      (536) $  1,781  $ (1,413)       368
                                      ========  ========            =========  ========             ========  ========

     Less: IMR gains (losses)                                  538                             264                             11
     Less: Capital gains taxes (benefit)                      (105)                           (194)                            98
                                                          --------                       ---------                      ---------
     Net realized capital gains (losses)                  $    139                       $    (606)                     $     259
                                                          ========                       =========                      =========

     Proceeds from the sale of bond investments totaled $83 billion, $53 billion and $30 billion for the years ended December 31, 2003, 2002, and 2001, respectively. Realized losses (before capital gains taxes) included $405 million, $588 million, and $457 million for the years ended December 31, 2003, 2002, and 2001, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

     The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2003, were as follows:

                                                                  December 31, 2003
                                     ---------------------------------------------------------------------------
                                       Decline For Less Than 12 Months      Decline For Greater Than 12 Months
                                     -----------------------------------   -------------------------------------
                                                   Fair                                  Fair
                                        Cost      Value     Difference        Cost       Value      Difference
                                     ---------  ---------  ------------     --------   --------    -------------
                                                                  (in millions)
     Bonds                           $   9,051  $   8,804  $      (247)     $   1,559  $  1,448    $        (111)
     Common and preferred stocks           587        536          (51)           613       520              (93)
                                     ---------  ---------  -----------      ---------  --------    -------------
     Total                           $   9,638  $   9,340  $      (298)     $   2,172  $  1,968    $        (204)
                                     =========  =========  ===========      =========  ========    =============

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in net unrealized investment gains and losses for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                              For the year ended December 31,
                                           -------------------------------------
                                              2003         2002         2001
                                           ----------   ----------   -----------
                                                        (in millions)

     Bonds                                 $      188   $    (150)   $      (15)
     Common and preferred stocks                1,372        (436)         (699)
     Other investments                            163        (172)         (193)
                                           ----------   ---------    ----------
                                                1,723        (758)         (907)
     Change in deferred taxes                    (552)        241           352
                                           ----------   ---------    ----------
                                           $    1,171   $    (517)   $     (555)
                                           ==========   =========    ==========

     Securities Lending

     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2003 and 2002, unrestricted cash collateral held by the Company of $2.5 billion and $1.6 billion, respectively, is reported in cash and invested assets and the offsetting collateral liability of $2.5 billion and $1.6 billion, respectively, is reported in other liabilities in the consolidated statement of financial position. Additional non-cash collateral of $482 million and $389 million is held on the Company's behalf by a trustee at December 31, 2003 and 2002, respectively, and is not included in the consolidated statement of financial position.

     Repurchase Agreements

     The Company has entered into agreements whereby the Company sells and agrees to repurchase certain mortgage-backed securities. At December 31, 2002, the book value of securities subject to these agreements and included in the reported value of bonds was $1.0 billion, while the repurchase obligation liability of $1.0 billion was reported in other liabilities in the consolidated statement of financial position. Securities subject to these agreements had contractual maturities of 30 years at December 31, 2002 and a weighted average interest rate of 5.8%. There were no outstanding repurchase commitments at December 31, 2003.

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to Company assets and surplus of fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivative investments are reported as other investments in the consolidated statement of financial position. Cash flow and fair value hedges that qualify for hedge accounting are accounted for in a manner consistent with the hedged item (e.g. amortized cost or fair value) whereas cash flow and fair value hedges that do not qualify for hedge accounting are accounted for at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2003 and 2002. A replication transaction is a derivative transaction entered into in

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

   conjunction with other investment transactions in order to replicate the investment characteristics of otherwise permissible investments.

   The Company does not take positions in derivatives for income generation purposes.

   The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31, effective January 1, 2003. Upon implementation the Company had the option of applying the new guidance to all derivatives to which the Company was a party to as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was considered to be immaterial.

   The Company held the following derivative positions at December 31, 2003 and 2002:

                                          December 31, 2003                 December 31, 2002
                                   --------------------------------  ------------------------------
                                    Carrying  Notional    Fair        Carrying  Notional   Fair
       Derivative Instrument          Value    Amount     Value         Value    Amount    Value
--------------------------------  ---------------------------------  ------------------------------
                                                             (in millions)
Cash Flow Hedges:
-----------------

   Foreign currency swaps          $   -      $   36      $  (2)       $   -    $   68     $  7
   Interest rate swaps                 -         473          6           (3)      442       (8)
   Swaptions                          23         521         25           12       358       12
   Interest rate floors               13         775         38            8       625       41

   Fair Value Hedges:
   ------------------

   Short equity futures                -           -          -            -         -        -
   Fixed income futures                -           -          -            -       365        -
   Foreign currency forward
      contracts                      (43)      1,029        (43)         (19)      567      (17)
   Credit default swaps                -         203         (1)           -        67        -
   Commodity swaps                     -           -          -            -         5       (1)

Replications:
-------------

   Credit default swaps                -         230         (2)           -        65        -
   Long fixed income futures           -           -          -            -         -        -
   Long equity futures                 -          28          -            -         9        -

   The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

   Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

   Interest rate swaps are cash flow hedges used to mitigate exposure to variable interest payments

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

   on certain floating rate bonds. An interest rate swap is a contractual agreement to pay a floating rate of interest, based upon a reference index, in exchange for a fixed rate of interest established at the origination of the contract.

   Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained increase or decrease in interest rates for certain of the Company's insurance products. Swaptions are a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

   Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

   Short equity index futures contracts are fair value hedges that are used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

   Fixed income futures contracts are fair value hedges used to mitigate interest rate risk for a portion of its fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

   Foreign currency forward contracts are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

   Credit default swaps are fair value hedges used to protect against a decrease in bond prices due to credit concerns for certain bond issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

   Commodity swaps are fair value hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

   Credit default swap replication transactions are used by the Company to create a fixed income investment through the use of derivatives and cash market instruments. These replication transactions, including the derivative component, are reported at amortized cost. During 2003 and 2002, the average fair value of such contracts was $0 and ($1) million, respectively. No realized gains or losses were recognized during 2003 or 2002 on the termination of such contracts.

   Long fixed income futures replication contracts are used by the Company to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During 2003 and 2002, the average fair value of such contracts was $0. Realized gains of $29 million and $5 million were recognized during 2003 and 2002 on the termination of such contracts.

   Long equity futures replication contracts are used by the Company to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

   are terminated. During 2003 and 2002, the average fair value of such contracts was $0 and $73 million, respectively. Realized gains of $28 million and $10 million were recognized during 2003 and 2002, respectively, on the termination of such contracts.

5. Reserves for Policy Benefits

   Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). Use of these actuarial tables and methods involved assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

   General account reserves for policy benefits at December 31, 2003 and 2002 are summarized below:

                                                               December 31,
                                                          ----------------------
                                                             2003        2002
                                                          ---------   ----------
                                                               (in millions)

             Life insurance reserves                      $  71,441   $  65,605
             Annuity reserves and deposit liabilities         4,940       4,607
             Disability income and long-term care
               unpaid claims and claim reserves               3,083       2,907
             Disability income active life reserves           1,801       1,757
             Long-term care active life reserves                 15           4
                                                          ---------   ---------
               Total reserves for policy benefits         $  81,280   $  74,880
                                                          ---------   ---------

   Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2% and the 1958 or 1980 CSO mortality tables. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2003, the Company has $810 billion of total life insurance in-force, including $8.7 billion of life insurance in-force for which gross premiums are less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

   As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and was reported as a direct reduction of surplus for the year ended December 31, 2001.

   Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

   Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

   upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

   Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations, see Note 2.

   At December 31, 2003 and 2002, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                                               December 31,
                                                       -------------------------
                                                          2003          2002
                                                       ----------    -----------
           Subject to discretionary withdrawal
              - with market value adjustment           $    1,354    $   1,386
              - without market value adjustment             2,340        2,032
           Not subject to discretionary withdrawal          1,246        1,189
                                                       ----------    -----------
            Total                                      $    4,940    $   4,607
                                                       ==========    ===========

   Unpaid claims and claim reserves for DI policies are based on the present value of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present values of expected benefit payments using industry-based long-term care experience with a 4.5% interest rate.

   Reserves for unpaid claims, losses, and loss adjustment expenses on disability income and long-term care insurance were $3.1 billion and $2.9 billion at December 31, 2003 and December 31, 2002, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2003 and 2002.

                                                For the year ended
                                                    December 31,
                                             -----------------------
                                                2003         2002
                                             ---------    ----------
                                                     (in millions)

           Balance at January 1              $   2,907    $    2,701
           Incurred related to:
              Current year                         466           466
              Prior year                            50            59
                                             ---------    ----------

                 Total incurred                    516           525
           Paid related to:
              Current year                          17            17
              Prior year                           323           302
                                             ---------    ----------
                 Total paid                        340           319
                                             ---------    ----------
           Balance at December 31            $   3,083    $    2,907
                                             =========    ==========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

   The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

   Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, with interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity.

   Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based experience morbidity, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, and an interest rate of either 4% or the minimum rate allowable for tax purposes. When the tax interest rate is used, lapses are not included in total terminations and reserves are compared in the aggregate to the statutory minimum and the greater of the two is held.

6. Premium and Annuity Considerations Deferred and Uncollected

   Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

   Deferred and uncollected premiums at December 31, 2003 and 2002 were as follows:

                                        December 31, 2003         December 31, 2002
                                    ------------------------   ---------------------
        Type of Business               Gross          Net        Gross          Net
        -----------------------     ----------  ------------   ----------   --------
                                                       (in millions)
        Ordinary new business       $     171     $     76      $   149     $     69
        Ordinary renewal                1,461        1,191        1,409        1,145
                                    ---------     ---------     --------    --------
                                    $   1,632     $  1,267      $ 1,558     $  1,214
                                    =========     =========     ========    ========

7. Separate Accounts

   Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity policies. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2003 and 2002:

                                                            December 31,
                                                   -----------------------------
                                                        2003            2002
                                                   ------------     ------------
         Subject to discretionary withdrawal
            - with market value adjustment          $    10,524     $      8,442

            - without market value adjustment                 -                -
         Not subject to discretionary withdrawal          1,886            1,550
         Non-policy liabilities                             252              254
                                                   ------------     ------------
          Total                                     $    12,662     $     10,246
                                                   ============     ============

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At both December 31, 2003 and 2002, general account reserves for policy benefits included $11 million attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2003 and 2002 were $1.2 billion and $1.3 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the Separate Accounts is reported in net transfers to separate accounts in the consolidated statement of operations, net of amounts received from the Separate Accounts to provide for policy benefit payments to variable product policyowners.

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2003, 2002 and 2001:

                                                                     For the year ended December 31,
                                                              ----------------------------------------
                                                                   2003          2002         2001
                                                              ----------------------------------------
                                                                             (in millions)
       From Separate Account Annual Statement:
         Transfers to Separate Accounts                        $     1,224   $     1,341   $     1,419
         Transfers from Separate Accounts                           (1,125)       (1,300)       (1,128)
                                                              ----------------------------------------
                                                                        99            41            29
       Reconciling adjustments:
         Investment management and administrative charges
                                                                        73            65            72
         Mortality, breakage and taxes                                 116           136           139
                                                              ----------------------------------------
           Net transfers to separate accounts                  $       288   $       242   $       502
                                                              ========================================

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. In 2003, the Company contributed $28 million to the qualified employee retirement plan. No contributions were required during 2002 or 2001.

                  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2003 and 2002, and changes in assets and obligations for the years then ended, were as follows:

                                                          Defined Benefit Plans     Postretirement Benefits
                                                       -------------------------- ---------------------------
                                                           2003         2002          2003           2002
                                                       ------------  ------------ -------------  ------------
                                                                           (in millions)
     Fair value of plan assets at January 1            $      1,420  $     1,612  $          17  $          20
     Changes in plan assets:
        Actual return on plan assets                            323         (161)             5             (2)
        Company contributions                                    28            -              -              -
        Actual plan benefits paid                               (33)         (31)            (2)            (1)
                                                       ------------  -----------  -------------  -------------
     Fair value of plan assets at December 31          $      1,738  $     1,420  $          20  $          17
                                                       ============  ===========  =============  =============

     Projected benefit obligation at January 1         $      1,499  $     1,367  $         131  $          96
     Changes in benefit obligation:
        Service cost of benefits earned                          64           54             15             11
        Interest cost on projected obligations                  103           95             10              8
        Projected plan benefits paid                            (38)         (34)            (9)            (8)
        Experience losses                                       101           17             19             24
                                                       ------------  -----------  -------------  -------------
     Projected benefit obligation at December 31       $      1,729  $     1,499  $         166  $         131
                                                       ============  ===========  =============  =============

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Asset mix is re-balanced regularly to maintain ratios of approximately 60% equities, 35% fixed income investments, and 5% cash equivalents. Fair value of plan assets is based primarily on quoted market values.

     The projected benefit obligation represents the actuarial net present value of future benefit obligations, which is estimated annually by the Company. The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2003, 2002, and 2001:

                                                     Defined Benefit Plans          Postretirement Benefits
                                                ----------------------------------------------------------------
                                                   2003      2002      2001        2003       2002      2001
                                                ----------------------------------------------------------------
     Discount rate                                    6.5%      7.0%       7.0%        6.5%      7.0%      7.0%
     Long-term rate of return on plan assets          8.0%      8.5%       9.0%        8.0%      8.5%      9.0%
     Annual increase in compensation                  4.5%      5.0%       5.0%        4.5%      5.0%      5.0%

     The projected benefit obligations for post-retirement benefits at December 31, 2003 and 2002 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Projected benefit obligations included $28 million and $12 million for non-vested employees at December 31, 2003 and 2002, respectively.

     Following is an aggregate reconciliation of the funded status of the plans to the net liability reported by the Company at December 31, 2003 and 2002:


                                                          Defined Benefit Plans    Postretirement Benefits
                                                       -------------------------- -------------------------
                                                           2003         2002         2003          2002
                                                       -------------------------- -------------------------
                                                                           (in millions)
     Fair value of plan assets at December 31          $     1,738    $    1,420  $      20      $       17
     Projected benefit obligation at December 31             1,729         1,499        166             131
                                                       -----------    ----------  ---------      ----------
       Funded status                                             9           (79)      (146)           (114)
        Unrecognized net experience losses                     368           516         43              29
        Unrecognized initial net asset                        (598)         (644)         -               -
        Nonadmitted asset                                      (76)          (58)         -               -
                                                       -----------    ----------  ---------      ----------
     Net pension liability                             $      (297)   $     (265) $    (103)     $      (85)
                                                       ===========    =====-====  =========      ==========

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or benefit costs has been more or less favorable than assumed. These net differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting principles at January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to utilize the excess through amortization of this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any pension assets for funded plans are nonadmitted under statutory accounting and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

     The components of net periodic benefit costs for the years ended December 31, 2003, 2002, and 2001, were as follows:

                                                            Defined Benefit Plans      Postretirement Benefits
                                                          -------------------------- ---------------------------
                                                            2003     2002     2001     2003      2002     2001
                                                          -------- -------- -------- --------  -------- --------
                                                                             (in millions)
     Components of net periodic benefit cost:
        Service cost of benefits earned                   $     64 $    54  $    50  $     15  $   11   $     7
        Interest cost on projected obligations                 103      95       86        10       9         6
        Amortization of experience gains and losses             34       5        -         2       1         -
        Amortization of initial net asset                      (46)    (13)       -         -       -         -
        Expected return on plan assets                        (113)   (136)    (151)       (1)     (2)       (2)
                                                          -------- -------  -------  --------  ------   -------
          Net periodic expense (benefit)                  $     42 $     5  $   (15) $     26  $   19   $    11
                                                          ======== =======  =======  ========  ======   =======

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     December 31, 2003, 2002 and 2001 the Company expensed total contributions to these plans of $23 million, $22 million and $20 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits on any single insured by ceding insurance coverage to various reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life policy and a maximum of $35 million of coverage per joint life policy. The Company also participates in catastrophic risk sharing pools and has an excess reinsurance contract for certain disability income policies issued prior to 1999 with retention limits varying based upon coverage type.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2003 and 2002 were reported net of ceded reserves of $1.0 billion and $877 million, respectively.

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2003, 2002 and 2001 was as follows:

                                                For the year ended December 31,
                                           ---------------------------------------
                                              2003         2002            2001
                                           ----------   -----------     -----------
                                                         (in millions)
            Direct premium revenue         $  10,959    $   10,706      $    9,995
            Premiums ceded                      (652)         (598)           (548)
                                           ---------    ----------      ----------
                    Net premium revenue    $  10,307    $   10,108      $    9,447
                                           =========    ==========      ==========
            Direct benefit expense            11,110        10,770          10,119
            Benefits ceded                      (483)         (440)           (442)
                                           ---------    ----------      ----------
                    Net benefit expense    $  10,627    $   10,330      $    9,677
                                           =========    ==========      ==========

     In addition, the Company earned $184 million, $172 million and $161 million for the years ended December 31, 2003, 2002 and 2001, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are reported in other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2003 and 2002, which were considered by management to be uncollectible.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

      Northwestern Mutual Investment Services, LLC             Baird Holding Company
      Northwestern International Holdings, Inc.                Frank Russell Company
      NML Real Estate Holdings, LLC and subsidiaries           Bradford, Inc.
      NML Securities Holdings, LLC and subsidiaries            Network Planning Advisors, LLC
      Northwestern Investment Management Company, LLC          Mason Street Advisors, LLC
      Northwestern Securities Holdings, LLC                    NML - CBO, LLC
      Northwestern Mutual Trust Company                        JYD, LLC
      Chateau, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. Federal income tax returns for years through 1999 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The components of the net deferred tax asset at December 31, 2003 and 2002 were as follows:

                                                               December 31,
                                                      --------------------------------
                                                         2003          2002      Change
                                                      ----------    ---------   --------
                                                               (in millions)
        Deferred tax assets:
            Policy acquisition costs                  $      715    $     673   $     42
            Investment assets                                189          664       (475)
            Policy benefit liabilities                     1,751        1,769        (18)
            Benefit plan obligations                         252          223         29
            Guaranty fund assessments                         12           14         (2)
            Nonadmitted assets                                54           67        (13)
            Other                                             58           61         (3)
                                                      ----------------------------------
                Gross deferred tax assets             $    3,031    $   3,471   $   (440)
                                                      ----------------------------------
        Deferred tax liabilities:
            Premium and other receivables             $      453    $     425   $     28
            Investment assets                              1,375        1,156        219
            Other                                              5            3          2
                                                      ----------------------------------
                Gross deferred tax liabilities        $    1,833    $   1,584   $    249
                                                      ----------------------------------
                Net deferred tax asset                $    1,198    $   1,887   $   (689)
                                                      ==================================

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2003 and 2002, the Company's gross deferred tax assets did not exceed this limitation.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                                            For the Year Ended December 31,
                                                           ----------------------------------
                                                              2003        2002        2001
                                                           ----------  ----------  ----------
                                                                      (in millions)
               Current year income tax                      $     (65)  $      26   $     170
               Tax credits                                        (25)        (15)        (11)
               Equity tax expense (benefit)                         -        (453)         14
                                                           ----------  ----------  ----------
                 Total current tax expense (benefit)        $     (90)  $    (442)  $     173
                                                           ==========  ==========  ==========

     The Company's taxable income can vary significantly from gain from operations before taxes due to temporary timing and permanent differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. At December 31, 2001, the liability for income taxes payable included $453 million related to the Company's estimated liability for equity tax, primarily with respect to the 2001 tax year. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, this liability was released as a current tax benefit during 2002. Barring any additional action by Congress, the equity tax is scheduled to be reinstated for the 2004 tax year.

     The Company's effective tax rates were 13%, 299%, and 21% for the years ended December 31, 2003, 2002, and 2001, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax in 2002.

     Income taxes incurred in the current and prior years of $1.2 billion are available at December 31, 2003 for recoupment in the event of future net losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million plus contingent consideration based upon the financial performance of Russell from the date of acquisition through the five year period ended December 31, 2003. Through December 31, 2003 that contingent consideration had aggregated to approximately $143 million. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. This acquisition was accounted for using the statutory purchase method, and the investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is reported in common stocks in the consolidated statement of financial position. Since the date of acquisition, the Company charged-off directly from surplus approximately $958 million, representing the goodwill associated with the acquisition, including the impact on goodwill of contingent consideration. The Company has received permission from the OCI for this statutory accounting treatment, which is different than that required by the NAIC "Accounting Practices and Procedures Manual", which prescribes amortization of goodwill over the period in which the purchasing entity benefits economically, not to exceed 10 years.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates. The maximum exposure under these agreements totaled approximately $62 million at December 31, 2003 and was generally mitigated by the underlying net asset values of the affiliates. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.3 billion at December 31, 2003 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2003.

13.  Related Party Transactions

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. Realized capital gains (losses) of ($7) million were recognized in 2003 on the transfer of these assets.

     During 2001, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million for 2001 were reported based on the fair value of the assets at transfer.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2003 and 2002 were as follows:

                                                    December 31, 2003           December 31, 2003
                                                -------------------------   -------------------------
                                                 Statement       Fair        Statement       Fair
                                                   Value         Value         Value         Value
                                                -----------   -----------   -----------   -----------
                                                                    (in millions)
     Assets:
       Bonds                                     $  55,571     $  58,596     $  50,597     $   53,311
       Common and preferred stocks                   6,577         8,488         4,902          6,373
       Mortgage loans                               16,426        18,086        15,692         17,485
       Real estate                                   1,481         2,122         1,503          2,181
       Policy loans                                  9,546         9,839         9,292          9,628
       Other investments                             4,851         5,373         4,242          4,802
       Cash and short-term investments               2,594         2,594         1,814          1,814
     Liabilities:
       Investment-type insurance reserves        $   3,989     $   3,759     $   3,737     $    3,562

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments primarily represent joint ventures and partnerships, for which the equity method approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

15.  Codification of Statutory Accounting Principles

     Beginning January 1, 2001, insurance companies domiciled in Wisconsin were required to prepare statutory basis financial statements in accordance with the new NAIC "Accounting Practices and Procedures Manual," subject to any variations prescribed or permitted by the OCI.

     These new requirements differed from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances were established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets were measured differently and were reported as realized losses, (3) pension and other employee benefit obligations were accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income was limited to dividends received, (5) certain software costs were capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies without significant mortality or morbidity

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     risks ("deposit-type contracts") were not included in revenue or benefits as reported in the consolidated statement of operations.

     The cumulative effect of adoption of these new accounting principles was reported in the consolidated statement of changes in surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

                    Deferred tax accounting                   $   850
                    Pension plan liabilities                      (74)
                    Investment valuation changes, net             (27)
                                                              -------
                                                              $   749
                                                              =======

                     [LETTERHEAD OF PRICEWATERHOUSECOOPERS]

Report of Independent Auditors

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2003 and 2002, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2003 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, on the basis of accounting described in Note 1.

As discussed in Note 15 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.

/s/ PRICEWATERHOUSECOOPERS LLP

January 26, 2004

                                TABLE OF CONTENTS


                                                                                  Page
                                                                                  ----
GENERAL INFORMATION ..........................................................     B-2

DISTRIBUTION OF THE CONTRACTS ................................................     B-2

DETERMINATION OF ANNUITY PAYMENTS ............................................     B-2
    Amount of Annuity Payments ...............................................     B-2
    Annuity Unit Value .......................................................     B-3
    Illustrations of Variable Annuity Payments ...............................     B-3

VALUATION OF ASSETS OF THE ACCOUNT ...........................................     B-4

TRANSFERABILITY RESTRICTIONS .................................................     B-4

EXPERTS ......................................................................     B-4

FINANCIAL STATEMENTS OF THE ACCOUNT ..........................................     B-5
(as of December 31, 2003 and for each of the two years in
 the period ended December 31, 2002)

   Report of Independent Accountants .........................................    B-16
   (as of December 31, 2003 and for each of the two years in
     the period ended December 31, 2002)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL ..................................    B-17
(as of December 31, 2003 and 2002 and for each of the three
 years in the period ended December 31, 2003)

   Report of Independent Accountants .........................................    B-43
   (as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)